EXHIBIT C

                              FRAMEWORK AGREEMENT
                                     between
                          National Bank of Alaska (NBA)
                                       and
                        General Communication, Inc. (GCI)(1)





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(1)  In this document "********" are used in place of redacted information.


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
                                                 TABLE OF CONTENTS
SECTION                                                                                                        PAGE
1.   DEFINITIONS..................................................................................................5

2.   STATUS.......................................................................................................6

3.   STANDARDS....................................................................................................6

4.   COMMENCEMENT, DURATION AND TERMINATION OF THIS AGREEMENT.....................................................7

5.   SCOPE AND OBJECTIVES.........................................................................................8

6.   STRATEGIC DIRECTION, TECHNICAL ARCHITECTURE AND  SELECTION OF PRODUCTS.......................................9

7.   ESTABLISHMENT OF A TELECOMMUNICATIONS REVIEW BOARD...........................................................9

8.   SCOPE CHANGES...............................................................................................11

9.   USE OF SERVICES.............................................................................................15

10.  APPROVALS AND LICENSES......................................................................................15

11.  WARRANTY AND BENCHMARKING...................................................................................16

12.  ACQUISITION OF NEW TECHNOLOGY AND PROCESSES.................................................................16

13.  ASSET AND LEASE TRANSFERS...................................................................................17

14.  REMUNERATION................................................................................................18

15.  TARGETS.....................................................................................................18

16.  COSTS DEFINITIONS...........................................................................................19

17.  MARGIN......................................................................................................21

18.  RISK/REWARD INCENTIVES......................................................................................21

19.  INVOICING AND SETTLEMENT....................................................................................23

20.  TAX.........................................................................................................24

21.  FINANCIAL AUDIT.............................................................................................26

22.  SUB-CONTRACTORS.............................................................................................27

23.  ASSIGNMENTS AND SUB-LETTING.................................................................................28

24.  EMPLOYMENT OF FORMER NBA EMPLOYEES..........................................................................28

25.  EMPLOYEE RELATIONS AND TRAINING.............................................................................28

26.  CONTRACTOR'S PERSONNEL......................................................................................29

27.  FATAL ACCIDENT, INJURY AND DAMAGE TO PROPERTY...............................................................29

28.  INSURANCE...................................................................................................30

29.  LIMITATION OF LIABILITY.....................................................................................30

30.  INDEMNIFICATION.............................................................................................31

31.  INDEPENDENT CONTRACTOR......................................................................................32

32.  INTELLECTUAL PROPERTY RIGHTS................................................................................32

33.  MINIMUM CONDITIONS OF SATISFACTION..........................................................................34

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34.  SECURITY....................................................................................................34

35.  ACCESS......................................................................................................36

36.  CONFIDENTIALITY.............................................................................................36

37.  DATA PROTECTION.............................................................................................38

38.  SECURITY AUDIT..............................................................................................38

39.  COMMENCEMENT, DURATION AND TERMINATION OF  CALL-OFF CONTRACTS...............................................39

40.  REMEDIES....................................................................................................43

41.  AUTHORITIES AND GUARANTEES..................................................................................44

42.  FORCE MAJEURE...............................................................................................45

43.  HEALTH AND SAFETY...........................................................................................45

44.  PUBLICITY...................................................................................................45

45.  NOTICES.....................................................................................................46

46.  VARIATIONS..................................................................................................46

47.  COMPLIANCE WITH LAWS, REGULATIONS AND ETHICS................................................................46

48.  PROFESSIONAL FEES...........................................................................................47

49.  SEVERABILITY................................................................................................47

50.  APPLICABLE LAW AND JURISDICTION.............................................................................47

         ANNEX A:  GLOSSARY OF DEFINITIONS.......................................................................49

         ANNEX B:  SPECIMENS.....................................................................................54

         ANNEX C:  MINIMUM CONDITIONS OF SATISFACTION............................................................59

                  1.  GENERAL....................................................................................60

                  2.  BASIC SERVICE ELEMENTS.....................................................................61

                  3.  QUALITY....................................................................................63

                  4.  FLEXIBILITY FOR CHANGE.....................................................................64

                  5.  PROCUREMENT................................................................................64

                  6.  HUMAN RELATIONS AND PERSONNEL..............................................................64

                  7.  COSTS......................................................................................65

         ANNEX D:  MODEL CALL-OFF CONTRACT AND SCHEDULES.........................................................67

                  1.  DEFINITIONS................................................................................69

                  2.  STATUS.....................................................................................69

                  3.  PROVISION OF SERVICES......................................................................70

                  4.  DURATION...................................................................................70

                  5.  INVOICES AND PAYMENT.......................................................................70

                  6.  MANAGEMENT ORGANIZATION....................................................................71

                  7.  NO WAIVER..................................................................................71

                  8.  SERVICE OF NOTICE..........................................................................71

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                  9.  FURTHER ASSURANCES.........................................................................72

                  10. GOVERNING LAW..............................................................................72

                  11. INVALIDITY.................................................................................72

                  12. ADDITIONAL TERMS AND CONDITIONS............................................................72

                  13. CONDITION PRECEDENT........................................................................72

                           SCHEDULE 1:  SCOPE OF WORK............................................................74

                           SCHEDULE 2:  SERVICE LEVELS...........................................................75

                           SCHEDULE 3:  CHARGES AND BILLING INFORMATION..........................................76

                           SCHEDULE 4:  NBA AND CONTRACTOR PREMISES..............................................77

                           SCHEDULE 5:  INFORMATION RECORDS......................................................78

                           SCHEDULE 6:  CONFIDENTIALITY LETTER...................................................79

                           SCHEDULE 7:  ADDITIONAL TERMS AND CONDITIONS..........................................80

                           SCHEDULE 8:  NBA OBLIGATIONS..........................................................81

                           SCHEDULE 9:  LONG TERM CONTRACTS......................................................83

         ANNEX E:  MODEL TRANSFER AGREEMENT......................................................................83

                  1.  INTERPRETATION.............................................................................85

                  2.  CONDITION PRECEDENT........................................................................86

                  3.  AGREEMENT FOR SALE AND TRANSFER............................................................86

                  4.  TRANSFER CONSIDERATION.....................................................................87

                  5.  COMPLETION.................................................................................87

                  6.  CONTINUING CONTRACTS.......................................................................88

                  7.  WARRANTIES.................................................................................89

                  8.  NOTICES....................................................................................89

                  9.  MISCELLANEOUS..............................................................................90

                  10. GOVERNING LAW..............................................................................90

                           SCHEDULE 1:  THE TRANSFER EQUIPMENT...................................................91

                           SCHEDULE 2:  THE TRANSFERRED SOFTWARE.................................................92

                           SCHEDULE 3:  CONTINUING CONTRACTS.....................................................93

         ANNEX F:  GCI AND M&I SHARED RESPONSIBILITIES...........................................................94

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THIS AGREEMENT is made the 31st day of October 1995.

BETWEEN

National Bank of Alaska whose registered offices are located at 301 West Northern Lights Blvd., Anchorage, Alaska 99503 (hereafter, "NBA") and General Communication, Inc. (GCI) whose registered offices are located at 2550 Denali St., Suite 1000, Anchorage, Alaska 99503 (hereafter, "The Contractor")

WHEREAS

         A. NBA has determined that its interests might be best served commercially by the outsourcing of certain of its non-core Information Services (IS) activities, including telecommunications services.


         B. In pursuit of the objectives stated in A above, NBA has carried out extensive market research to assess objectively the capabilities of certain contractor companies. NBA now wishes to enter into individual agreements with several companies for the outsourcing of certain of the IS activities currently maintained within NBA.


         C. The Contractor and M&I Data Services, a division of the Marshall & Ilsley Corporation whose registered offices are located at 4900 W. Brown Deer Rd., Brown Deer, Wisconsin (hereafter, "M&I") have separately proposed to assume responsibility for certain of NBA's IS activities, including telecommunications services.


         D. The Contractor is prepared to provide the telecommunications services required by NBA in accordance with the terms of this Agreement.


         E. It is the intention of both NBA and the Contractor to agree to and record a detailed general basis of agreement in the terms set out below for incorporation into subsequent agreements between NBA and the Contractor as may be varied or altered as allowed pursuant to the terms of this Agreement.

IT IS THEREFORE AGREED as follows:


1.       DEFINITIONS

         1.1. A glossary of definitions relating to this Agreement and attachments is appended hereto as Annex A.

         1.2.     "Party" shall mean either NBA or the Contractor.

         1.3.     "Parties" shall mean both NBA and the Contractor.

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2.       STATUS

         2.1. This Agreement shall operate as a framework agreement entered into between the Parties and shall specify the general terms, conditions and criteria that will apply in the event that NBA and the Contractor agree that the Contractor shall supply Services to NBA. Any subsequent agreement between NBA and the Contractor for the provision of Services shall be on the basis of the Model Call-Off Contract attached hereto in the form of Annex D together with, where appropriate, a transfer agreement in the form of the Model Transfer Agreement attached hereto as Annex E (together with a Call-Off Contract and as appropriate referred to as "Call-Off Contract") incorporating the terms of this Agreement subject to such change, addition, alteration, amendment and revision as might then be agreed between the Parties to a Call-Off Contract.

         2.2. Pending and notwithstanding the execution of any Call-Off Contract, this Agreement and its associated rights and obligations takes effect upon signing by both Parties. In particular and for the avoidance of doubt, this Agreement shall cover a term of seventy-two (72) months plus an interim period extending from the date of signing of this Agreement through the commencement of the first Call-Off Contract. This Agreement is subject to the provisions of Sub-section 39.3.4 after 1996. The terms of this Agreement shall have effect as between the Parties to the extent that any of its terms are also incorporated in a Call-Off Contract and then only in the context of a Call-Off Contract.

         2.3. At any given time during the term of this agreement, there shall only be one Call-Off Contract incorporating the telecommunications services to be delivered to all of NBA's sites in effect.


3.       STANDARDS

         3.1. It is intended by the Parties that the provision of the Services by the Contractor under a Call-off Contract to the levels specified in the Scope of Work and the Service Level Agreement requires superior performance and be to a standard which shall be interpreted and maintained in accordance with the following principles:

                  3.1.1. The Minimum Conditions of Satisfaction as set out in Annex C.

                  3.1.2. The application of high levels of professionalism, expertise and experience as are from time to time available within the telecommunications industry both within and outside of Alaska.

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                  3.1.3.   Continuous  improvement,  innovation and  development
                           with regard to the quality and cost-effectiveness of the Services commensurate with the objective of
                           delivering  materially  superior   telecommunications
                           services to NBA.

                  3.1.4. The delivery of "best-in-class" Services as defined in Annex C, Sub-section 3.3. Services will also be delivered consistent with Most Favored Nations pricing as outlined in Annex C, Sub-section 7.3.

                  3.1.5. The exercise of sound technical judgment on the part of the Contractor and the acquisition and exchange of technical information and best working practices among the Parties and other contractors engaged in the provision of the Services.

                  3.1.6.   The maintenance of exemplary employee relations.

         3.2. In recognition of the commitment on the part of the Contractor as expressed in Sub-section 3.1 above and, subject to the requirement that the Contractor can demonstrate to NBA's satisfaction that NBA is receiving good value for money, NBA for its part recognizes the need for the Contractor to maintain a reasonable rate of return.

         3.3.     In the  event  that the  Incentive  processes  referred  to in
                  Section 18 do not result in a reasonable rate of return as set out in Sub-section 3.2 above the relevant Parties to a Call-Off Contract shall meet to discuss changes to such Call-Off Contract and implement such changes as may be mutually agreed to achieve the objectives of this Sub-section 3.3.


4.       COMMENCEMENT, DURATION AND TERMINATION OF THIS AGREEMENT

         4.1. As from the date hereof this Agreement shall remain current between the Parties both prior to and subsequent to the entry by the Contractor into any Call-Off Contract. During this time the Contractor shall continue to be represented by, or be entitled to appoint, Representatives to the Telecommunications Review Board.

         4.2. This Agreement shall cover a term of seventy-two (72) months plus an interim period extending from the date of signing of this Agreement through the commencement of the first Call-Off Contract. This Agreement is subject to the provisions of Sub-section 39.3.4 after 1996.

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5.       SCOPE AND OBJECTIVES

         5.1. The scope of the Services shall be as specified in a Call-Off Contract subject to the conditions set out in this Section 5.

         5.2.     The  full  and  complete  achievement  of the  intent  of this
                  Agreement and the performance of the Services will be facilitated by the formation of a Telecommunications Review Board, as specified in this Agreement and in a Call-Off Contract, which shall ensure that all decisions and actions of the Parties which relate to the Services fully recognize the commitments, express objectives and the obligations of NBA and the Contractor under a Call-Off Contract.

         5.3. NBA has agreed to the terms and conditions of this Agreement on the understanding that the Contractor is able to perform the Services and that the Contractor will use and show all reasonable skill and judgment consistent with such ability in the performance of the Services. All Services shall be performed in accordance with the terms of this Agreement and a Call-Off Contract and in accordance with professional telecommunications practice.

         5.4. Where services provided by a Third Party under contract to NBA will be utilized by the Contractor in the provision of the Services the Contractor shall undertake to review with NBA, subject to the requirements of Section 37, the service description contained in NBA's contract with such Third Party to ensure that service levels specified therein are consistent with those required by the Contractor in order to meet the Service Levels. The Contractor shall be ultimately responsible for ensuring that such third parties meet or exceed such service levels.

         5.5. The Contractor acknowledges that its provision of Services may result in certain areas of shared responsibility with M&I. Areas of shared responsibility have been identified by the Contractor and M&I and are presented in Annex F. For each shared responsibility, an explanation of single point accountability is also provided in Annex F. For those areas noted as Contractor single point accountability and those shared areas where Contractor is noted as being primarily responsible, Contractor shall have the ultimate obligation to ensure such Services are performed in accordance with this Agreement and any Call-Off Contract.

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6.       STRATEGIC DIRECTION, TECHNICAL ARCHITECTURE AND
         SELECTION OF PRODUCTS

         6.1. The Contractor will assist in the production and implementation of a telecommunications strategy aimed at cost-effective support for the NBA business strategy. The Contractor acknowledges that NBA has the ultimate authority in strategic direction and will, in the provision of the Services, comply with formally promulgated NBA IS policies and standards as amended from time to time. Both NBA and the Contractor will endeavor to inform each other in a timely manner of any fundamental policy changes or constraints which will affect the implementation of the telecommunications strategy.

         6.2. In collaboration with designated NBA management personnel and M&I technical consultants, the Contractor will recommend for a Call-Off Contract and NBA will approve, at its discretion, appropriate technical architectures and products (excluding consumables) to be used in providing the Services.

         6.3.     In the event that the activities  referred to in  Sub-sections
                  6.1 and 6.2 are outside the Scope of Work, the Contractor may charge separately for carrying out such work but will not proceed without the prior written agreement of NBA.


7.       ESTABLISHMENT OF A TELECOMMUNICATIONS REVIEW BOARD

         7.1.     NBA,  M&I  and  the   Contractor   shall   participate   in  a
                  Telecommunications Review Board (the "Board") which will meet to:

                  7.1.1. Consider any operational matters referred by NBA management,

                  7.1.2.   Review  each  Party's   performance   against   their
                           respective obligations to provide the Services under this Agreement and a Call-Off Contract,

                  7.1.3. Review and recommend for approval by the Parties any amendments or modifications to the scope or terms of this Agreement,

                  7.1.4. Review and recommend for adoption by the Parties minimum standards and guidelines for performance measurement against industry benchmarks,

                  7.1.5. Endeavor to resolve any matters of interpretation, disputes, disagreements or defaults arising under this Agreement or referred to by NBA management,

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                  7.1.6.   Make  recommendations  to  NBA  management  to  stop,
                           suspend or modify any practice or component of the Services,

                  7.1.7. Perform such other duties or responsibilities as are delegated by NBA and the Contractor to the Board,

                  7.1.8.   Request   from  NBA   management   such  reports  and
                           information as it considers reasonable and necessary to perform its duties, and

                  7.1.9. Facilitate the relationship between the Parties to ensure that the spirit of the provisions of Annex C are achieved. For the avoidance of doubt, whenever there is reference to a recommendation being made by the Board, no change shall be effected unless agreed to in writing between NBA and the Contractor;

         7.2.     Composition and Responsibilities

                  7.2.1. The Board shall comprise Representatives nominated by NBA, M&I and the Contractor pursuant to this Agreement. The Board shall be chaired by an NBA Representative.

                  7.2.2. If a Representative is unable to perform his or her duties or leaves the employment of either NBA or Contractor, as applicable, then the Party which has the resulting vacancy on the Board will nominate a replacement Representative within twenty (20) business days to fill such vacancy.

                  7.2.3. The Contractor's continued membership of the Board shall be dependent upon the existence of:

                           7.2.3.1. A current and subsisting Call-Off Contract to which the Contractor is party; or,

                           7.2.3.2. Negotiations between the Contractor and NBA with the objective of entering into a Call-Off Contract.

                           If neither of the conditions expressed in Sub-sections 7.2.3.1 to 7.2.3.2 above shall apply the Contractor's Representative shall resign from the Board such resignation to be without prejudice to any other rights and obligations under any Call-Off Contract.

                  7.2.4. The Board shall be responsible for the evaluation of the Service Level Agreement as defined in Annex A and amended in a Call-Off Contract for the purpose of determining the Contractor's Risk/Reward Incentive payment as outlined in Sub-section 18.1.3.

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         7.3.     Nomination of Representatives

                  7.3.1.   NBA and the  Contractor  shall,  by written notice of
                           nomination copied to other parties entitled to nominate Representatives, nominate within twenty (20) business days of the commencement date of this Agreement their Representatives to the Board. The Parties may change their Representatives at any time by giving written notice to each other but the Parties agree that the Representatives will have full power and authority on behalf of the Party which authorized their nomination to make recommendations and otherwise deal with all matters that are within the cognizance of the Board under this Agreement.

                  7.3.2. The role and/or presence of either Party's Representative shall not in any way relieve either Party of their respective obligations under a subsisting Call-Off Contract.

                  7.3.3. NBA retains the right to refuse participation by any individual representative on the Telecommunications Review Board.

         7.4.     Frequency of Meetings of the Board

                  Meetings of the Board shall take place quarterly or otherwise as determined by the Board provided always that any Representative may request a meeting at any time upon giving twenty (20) business days notice to other Representatives. The location and manner of meetings will be determined by the Board.

         7.5.     Costs

                  Each Party which has Representatives to the Board shall be responsible for all costs and other expenses associated with the attendance of their respective Representatives at Board meetings and such costs and expenses shall not form any part of Actual Costs.


8.       SCOPE CHANGES

         8.1.     General

                  This Agreement sets out the procedures for changing the scope of the Services. Both Parties (which in the context of this Section shall mean the Parties to this Agreement and a Call-Off Contract) recognize that the mutual success of this relationship requires that each be motivated to keep Major Changes to a minimum in order to continuously manage costs associated with Targets while maintaining or improving NBA's use of and access to improved telecommunications technologies.

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                  8.1.1.   NBA  commits  to  implementing  as  part  of the  NBA
                           Partner Relations Manager's personal objectives the aim of continuously managing, in conjunction with the
                           Contractor,   the  Actual   Costs   consistent   with
                           providing the Services in accordance with a relevant Call-Off Contract.

                  8.1.2. A Major Change means any event or series of events which materially increases or decreases the scope of the Services and/or the Contractor's Actual Cost.

                  8.1.3.   It  is   envisioned   that  Major   Changes  will  be
                           infrequent.

                  8.1.4. All proposals for Major Changes shall be reviewed by the Telecommunications Review Board when so requested by NBA management.

                  8.1.5. The work undertaken by the Contractor in carrying out changes which are not Major Changes and in subsequently providing the Services subject to such changes, shall not result in any variation to the Target.

                  8.1.6. All changes shall be agreed to by the Parties and subject to Operational Change Control Procedures to be agreed between NBA and the Contractor and incorporated in the relevant Scope of Work and/or Service Level Agreement.

         8.2.     Major Changes

                  8.2.1. Either Party may raise a proposal for consideration by the other to modify, change, reduce, add to or replace the Services in a manner which that Party considers may constitute a Major Change. Such proposal shall be presented for discussion at a meeting of the NBA management chaired where appropriate by the designated NBA Partner Relations Manager as defined in Annex A. The cost of preparing and presenting the proposal shall be borne by the Party raising the proposal. In the event that NBA requests the Contractor to prepare a proposal involving significant costs in its preparation, the Contractor may request reimbursement of such costs.

                  8.2.2. The Contractor shall supply NBA with such information as NBA may reasonably request to substantiate any costing furnished under this Sub-section 8.2.

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         8.3.     Contractor's Internal Changes

                  Subject to Operational Change Control Procedures the Contractor shall be entitled to modify, change, add to, reduce or replace the means and/or method of providing the Services, provided that any such modification, change, addition, reduction or replacement has been agreed to with the NBA Partner Relations Manager and M&I Representatives and can be achieved within the Target and does not detract from, reduce or impair the overall performance or operation of the Services, or require any material alteration to the physical interface or protocol used by NBA in using the Services. In the event that such proposed change is rejected by NBA, the Parties will meet to discuss in good faith and agree to an equitable adjustment of the Target.

         8.4.     Implementation of Major Changes

                  8.4.1. NBA shall have the right to invite quotations from Third Parties for the development, testing and implementation of any Major Change to the Services. For the avoidance of doubt within this Sub-section 8.4, Services are those defined in Annex A. NBA may at its sole discretion award such Major Change to a Third party subject to the following:

                           8.4.1.1. If the Services associated with the Major Change include Network Services as defined in Annex A and the Contractor can provide the Services at a cost and quality level equal to that offered by a Third Party, the Contractor will be awarded the Major Change;

                           8.4.1.2. If the Services associated with the Major Change include Network Services as defined in Annex A and if the Contractor cannot provide the services at a cost and quality level equal to that offered by a Third Party, the Contractor shall have the right to either: (i) sub-contract the Services with a Third Party subject to the provisions of Section 22; or (ii) serve as NBA's agent in acquiring the Services from a Third Party treating such services in accordance with Section 22, provided, however that NBA must preapprove any agreement with any Third Party in writing.

                           8.4.1.3. If the Services associated with the Major Change do not include Network Services as defined in Annex A and the Contractor can provide the Services at a cost and quality level equal to that offered by a Third Party, the Contractor will be awarded the Major Change, subject to the right of NBA to make adjustments to the Contrac-

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                                      tor's Scope of Work during  negotiation of
                                      a   subsequent    Call-Off   Contract   in
                                      accordance with Sub-section 39.3.4.

                           8.4.1.4. If the Services associated with the Major Change do not include Network Services as defined in Annex A and if the Contractor cannot provide the Services at a cost and quality level equal to that offered by a Third Party, NBA shall have the right to either: (i) permit the contractor to sub-contract the Services with a Third Party subject to the provisions of Section 22; or (ii) NBA will have the right to assume responsibility for the Services subject to the provisions of Sub-section 8.4.2.

                  8.4.2. If the Parties have agreed to a Major Change, then the Contractor shall carry out the implementation plan and the Target shall be adjusted in accordance with the proposal.

                  8.4.3. Following the completion of the implementation phase, the Service Description shall be changed so that it includes a description of the change which has been implemented.

         8.5.     Implementation of Related Work by a Third Party

                  8.5.1. NBA shall have the right to instruct a Third Party to carry out work related to (but not part of) the Services for which that Third Party has submitted a quotation acceptable to NBA.

                  8.5.2. In such event the Contractor shall provide such assistance as reasonably necessary for the implementing of such work as part of the Services, including, without limitation, assistance and facilities to enable the Third Party if necessary to carry out live system testing in relation to such work. The Contractor shall use all reasonable endeavors to ensure that such assistance is provided by the staff to be made available by the Contractor pursuant to the Services.

                  8.5.3. Subject to the Contractor's reasonable management requirements and to Operational Change Control Procedures, the Contractor shall permit the Third Party to use the Contractor Equipment and the Network for system testing purposes, under the terms of a Call-Off Contract, at times to be agreed between the Third Party and the Contractor, such agreement not to be unreasonably withheld or delayed.

                   8.5.4. To the extent that any activity during the development, testing, acceptance and subsequent implementation of a change by a Third Party impacts upon the Scope of Work, Actual Costs or the

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                           Service Levels the same shall be amended, upon mutual
                           agreement, and the Target adjusted retroactively to the date of impact of the said change. NBA shall ensure that the Third Party performs in a manner consistent with quality standards and Operational Change Control Procedures under a Call-Off Contract. For the avoidance of doubt any responsibilities upon NBA under this Sub-section 8.5.4 shall be at an end from the date or point upon which the Contractor has agreed to such amendments and adjustments.


9.       USE OF SERVICES

         9.1. NBA shall undertake to use the Services in accordance with such reasonable operating instructions as may be notified in writing or orally (confirmed in writing) to NBA by the Contractor.

         9.2. Without limitation to the generality of Sub-section 9.1, NBA and the Contractor shall undertake individually to use their respective best endeavors to ensure that the Services are not used:

                   9.2.1.  For  the   transmission  of  any  material  which  is
                           defamatory, offensive or abusive or of an obscene or menacing character; or

                  9.2.2. In a manner which constitutes a violation or infringement of the rights of any person, firm or company (including but not limited to rights of copyright or confidentiality).

         9.3. The Parties shall indemnify and hold each other harmless against all liabilities, claims, damages, losses and proceedings in any jurisdiction arising out of or in any way connected with their respective failure to comply with the obligations referred to in Sub-section 9.2.


10.      APPROVALS AND LICENSES

         10.1. Subject to Sub-section 10.2 the Contractor shall ensure, maintain, and observe all relevant regulatory, administrative, and governmental licenses, waivers, consents, registrations and approvals (collectively "Approvals") (including making any notifications) necessary for NBA and Authorized Users to make use of the Services and to allow the Contractor to provide the Services.

         10.2. The Parties recognize that certain Approvals can, by their very nature, only be obtained by NBA or relate solely to NBA's ability to make use of the Services provided by the Contractor. In such event NBA shall obtain the necessary Approvals.

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         10.3.    The  Contractor  has an obligation to point out such approvals to NBA and assist NBA to comply as required.

         10.4. Each Party shall indemnify the other against all claims, costs, liabilities and expenses they may suffer as a result of a Party failing to observe its obligations pursuant to this
                  Section 10. For the avoidance of doubt the requirements set out in this Section shall not diminish or expand the obligations of any Party to a relevant Call-Off Contract.


11.      WARRANTY AND BENCHMARKING

         11.1. The Contractor shall implement a quality management program that is consistent with the minimum standards of ISO 9000 or similar industry quality standard and shall provide copies of all quality management documents to NBA upon request.

         11.2. NBA shall have the right to compare and measure the Services provided pursuant to a Call-Off Contract against services of comparative quality and scope available from Third Parties operating in the same marketplace. In the event that a substantial and material differential shall be identified between the cost and/or quality of providing the Services compared with the costs and/or quality available from such Third Parties, the Contractor shall review NBA's conclusions and shall implement agreed to changes (if any), consistent with Section 22, to a relevant Call-Off Contract within a reasonable period of time to bring down the cost of the Services and/or to adjust the quality of the Services in line with the external marketplace.

12.      ACQUISITION OF NEW TECHNOLOGY AND PROCESSES

         12.1. It is envisioned that the provision of the Services in accordance with the terms of this Agreement and the Call-Off Contracts will commit the Contractor to the awareness and use where appropriate of advanced state of the art technology and processes available from time to time in the telecommunications industry world-wide. The Contractor shall commit to the evaluation of such state of art technology and processes including established technology and processes where it can be shown that its application to the Services will provide NBA with improvements in cost benefit or performance provided that where NBA requests such evaluation the Contractor may charge separately for carrying out such work and shall not proceed without the agreement of NBA.

         12.2. To the extent that the Contractor shall be required to provide the Services in conjunction with Third Parties the Contractor shall investigate

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                  and endeavor to adopt  measures to maintain  the  Contractor's competitiveness with such Third Parties with the objective of achieving the best level of savings consistent with the provision of Services at the quality levels envisioned under this Agreement. The processes and measures adopted by the Contractor in compliance with this objective shall be in full compliance with applicable legislation.


13.      ASSET AND LEASE TRANSFERS

         13.1. The Contractor shall in relation to a Call-Off Contract be entitled to identify existing NBA owned assets and leases which are in the reasonable judgment of the Contractor required for the purposes of the Services.

         13.2. NBA shall endeavor to comply with the Contractor's requirements referred to in Sub-section 13.1 above provided that NBA shall be under no obligation to sell, transfer or assign any asset or lease if NBA is unable or is otherwise prejudiced to comply with the said requirements. In the event that NBA shall not for whatever reason transfer, assign or otherwise make available such an asset which the Contractor and NBA agree to is necessary for the provision of the Services, NBA shall, at its option, provide for access by the Contractor to such asset as may be reasonably necessary to provide the Services or allow the Contractor to procure an alternative asset in accordance with Sections 9 and 14. Notwithstanding the preceding sentence it is expressly acknowledged that wiring and other like fixtures integral to NBA premises will always be excluded as assets capable of transfer or sale. Furthermore NBA shall be entitled to specify that any particular asset sold, transferred or assigned may not be used by the Contractor for Third Party business purposes.

         13.3. In cases where NBA and the Contractor can reach agreement in relation to the sale, transfer or assignment of an asset or lease, the Parties shall agree to a consideration based on the market value of the asset or lease or such other basis of consideration as shall optimize the transaction with the objective of reducing the Actual Cost of the Services. In the event that the consideration agreed to shall be other than at zero or nominal value the consideration shall be charged back to NBA as part of the Services at a rate sufficient to recover the full cost to the Contractor of the acquisition of the asset or lease over the agreed to remaining useful life of the asset or lease. The transfer of any such asset or lease shall be governed by the terms of Annex E.

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         13.4.    Where any Contractor Equipment is retained or located at a NBA location, risk in such Contractor Equipment will remain with the Contractor provided that NBA shall comply with such reasonable duties of care as the Contractor may specify in respect of such Contractor Equipment.


14.      REMUNERATION

         14.1. The Parties shall agree to a methodology for remuneration to the Contractor which recognizes the principles in Section 3. The elements of the remuneration shall comprise Actual Costs, a fixed Margin and Incentives based on performance relative to agreed to Targets, subject to adjustments in accordance with Sub-section 18.1.3.

         14.2.    For each  Year,  or for such  other  period  as may be  agreed between the Parties to a Call-Off Contract, a Target, Margin and Incentives will be agreed. The Parties to a Call-Off
                  Contract shall exercise commercially reasonable efforts to reach agreement on such matters no later than September 30 in the current Year. In the event that the Parties fail to reach agreement on either the Target, the Margin or the Incentives by September 30 in the current Year the Parties shall immediately thereafter refer the disagreement to the Telecommunications Review Board for discussion and subsequent recommendation. If the Telecommunications Review Board cannot agree to a recommendation or if the Parties cannot accept the recommendation made, or otherwise agree, prior to December 31 in the current Year a failure to agree shall then exist and the relevant Call-Off Contract shall be subject to termination in accordance with Section 39.

         14.3. An illustration of the way in which it is envisioned the Charges will be calculated and paid is set out in Annex B.


15.      TARGETS

         15.1. For each Year of a Call-Off Contract, or for such other period as may be agreed to between NBA and the Contractor, a Target as defined in Annex A will be agreed.

         15.2. In 1996, NBA and the Contractor shall in respect of the Services to be provided agree to an overall Target. The Contractor shall provide the Services at a total charge to NBA which shall enable NBA to achieve its expectation of savings. The total charge to NBA, or Target, includes the Contractor's Expected Cost of Operations (CoOE) as defined in Annex A less ********, whichever is greater.

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         15.3.    In 1997 and beyond, NBA and the Contractor shall in respect of the Services to be provided agree to an overall Target. The Contractor shall provide the Services at a total charge to NBA which shall enable NBA to continue to achieve its expectations of savings. Under the terms of this Sub-section, the Target will include: ********.


16.      COSTS DEFINITIONS

         16.1. Actual Costs incurred by the Contractor in providing the Services shall comprise Direct Costs, Sub-contractor Costs and Network Services Costs as follows:

                  16.1.1. Direct Costs means all costs incurred by the Contractor which are solely and directly attributable to the provision of the Services pursuant to a Call-Off Contract, such costs to include by way of example but not by way of limitation:

                           16.1.1.1. Salaries of all employees of the Contractor which shall be deemed to include, without limitation, all personal benefits and expenses as incurred in the performance of the Services under the Call-Off Contract together with employer's insurance or other employer's social security contributions, and employer's contribution to employee pension benefits.

                           16.1.1.2. Costs of network, desktop and computing equipment;

                           16.1.1.3. Costs of software purchase, licenses and maintenance;

                           16.1.1.4. Costs of depreciation and lease rentals related to assets used in the provision of the Services, licenses and maintenance in respect of such assets;

                           16.1.1.5. Costs for designated network operation and technical services provided on-demand based upon actual time and materials required as outlined in Annex C;

                  16.1.2. Sub-contractor costs which will include the costs to the Contractor for services obtained from a Sub-contractor which are solely and directly attributable to the provisions of services pursuant to a Call-Off Contract, plus ******** handling fee and

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                           shall  be  included   within  the  structure  of  the
                           Contractor's monthly invoice;

                  16.1.3. Network Services Costs means those costs for services provided by the Contractor which are solely and directly attributable to the provision of the Services pursuant to a Call-Off Contract, such services to include by way of example but not by way of limitation;

                           16.1.3.1.  Network   Management   Services  including
                                      monitoring,    reactive   and    proactive
                                      management and configuration management;

                           16.1.3.2.  Message Toll Services (long distance);

                           16.1.3.3.  Public or private data  network  services,
                                      including   but  not  limited  to  private
                                      leased lines and frame relay.

         16.2. The Contractor's, or Contractors Associated Companies, corporate or head office overheads shall not form any part of the Direct Costs. By way of illustration and not by way of limitation, corporate or head office services under the following generic business activities are excluded:

                  16.2.1.  Finance and Planning

                  16.2.2.  Marketing and Sales

                  16.2.3.  Human Resources

                  16.2.4.  Contracts and Procurement

                  16.2.5.  Internal and External Audit

                  16.2.6.  Legal

                  16.2.7.  Public Affairs

                  16.2.8.  Corporate, General and Executive Management

                  16.2.9.  Corporate Offices and Associated Costs

                           This is provided that in the case of Sub-sections 16.2.1, 16.2.3, 16.2.4 and 16.2.6 above an appropriate proportion of such overhead costs may be treated as Direct Costs for specific cases provided such costs have been identified and agreed to in writing in advance and have been incorporated in the Target for that Year. Such costs shall be determined in the manner set out in Sub-section 16.1.1.1.

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17.      MARGIN

         17.1 The Margin shall, over the term of this Agreement and the Call-Off Contracts, be determined for each Year at levels in accordance with the following:

                  17.1.1.  In 1996, a margin of  ********.

                  17.1.2.  In 1997, a margin of  ********.

                  17.1.3.  In  1998  -  2001,   margin   increases  above  those
                           referenced   for  the  current  year  will  occur  as
                           outlined for the following conditions:

                           17.1.3.1. If the current year's Target is not met, no increase will be applicable in the subsequent year;

                           17.1.3.2. If the current year's Target is met, an increase of ******** will be applicable in the subsequent year; or

                           17.1.3.3. If the current year's Target is under-run by ******** of the Target or more, an increase of ******** will be applicable in the subsequent year.

         17.2. In respect of the Year 2002 and each subsequent Year, NBA and the Contractor will commence discussions with a view to agreeing to the Margin for such Year in the preceding Year.

         17.3. Margins shall be applicable against all direct costs as outlined in Section 16.

         17.4. The Margin will be payable in twelve amounts as part of the monthly invoices referred to in Section 19.


18.      RISK/REWARD INCENTIVES

         18.1. As a part of remuneration assessed in accordance with this Agreement, the Contractor shall be entitled, if the Actual Costs plus Margin incurred shall be less than the Target in a Year ("cost underrun"), to an Incentive based on the difference between the Target and the Actual Costs plus Margin incurred. The Incentive payment related to such cost underrun shall be a percentage of such cost underrun, such percentage to be determined in accordance with the provisions of Sub-sections 18.1.1 and 18.1.3. In the event that the Actual Costs plus Margin incurred shall exceed the Target in a Year ("cost overrun"), the Contractor and NBA shall share such cost overrun, by the payment by Contractor of an Incentive equal to a percentage of such cost overrun, such percentage to be in accordance with the provisions of Sub-section 18.1.2.

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                  18.1.1.  Where there is a cost underrun,  the Incentive  shall be the Contractor's share of such cost underrun and paid by NBA to the Contractor, determined as follows:


                              Agreement          NBA's         Contractor's
                                Year             Share             Share
                              ---------          -----         ------------

                                1996              ****             ****

                                1997              ****             ****

                                1998              ****             ****

                                1999              ****             ****

                                2000              ****             ****

                                2001              ****             ****

                  18.1.2. Where there is a cost overrun, the Incentive shall be the Contractor's share of such cost overrun and paid by the Contractor to NBA, determined as follows:

                              Agreement          NBA's         Contractor's
                                Year             Share             Share
                              ---------          -----         ------------

                                1996              ****             ****

                                1997              ****             ****

                                1998              ****             ****

                                1999              ****             ****

                                2000              ****             ****

                                2001              ****             ****

                  18.1.3.  Service Level Performance Evaluation

                           18.1.3.1.  Payment  of   Incentives   as  defined  in
                                      Sub-section 18.1.1 shall be subject to the Contractor's Service Level performance.

                           18.1.3.2.  Specific    Service   Level    performance
                                      evaluation methodology will be included in each Call-Off Contract.

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                           18.1.3.3.  The Contractor must meet or exceed Service
                                      Levels defined in Annex C and amended in a Call-Off Contract in order to receive ******** of the Risk/Reward Incentive as defined in Sub-section 18.1.1.

                           18.1.3.4. The Risk/Reward Incentive that may be due the Contractor at the conclusion of a Call-Off Contract may be reduced by the Telecommunications Review Board based upon criteria outlined in the Call-Off Contract. The disbursement of any
                                      Incentive    payment    shall    be    the
                                      responsibility  of the  Telecommunications
                                      Review Board.

         18.2. For the avoidance of doubt no payments shall by virtue of this Agreement be due from NBA to the Contractor in respect of the Services unless mutually agreed to by the Parties but shall instead be dependent upon the existence of an obligation to make payments in a Call-Off Contract between NBA and the Contractor and only to the Parties to such Call-Off Contracts.

         18.3. In the event that the Contractor shall in the provision of the Services have obtained or procured services from Third
                  Parties, NBA shall be under no obligation nor have any responsibility which would otherwise have been due to the Contractor. Furthermore the Contractor shall ensure that such payments are made in a timely manner and in accordance with a mechanism which will not in its operation prejudice the objectives of NBA under this Agreement or a Call-Off Contracts.


19.      INVOICING AND SETTLEMENT

         The Contractor shall in respect of its remuneration for the Services submit its invoices in accordance with the provisions of a Call-Off Contract subject to the following:

         19.1. Invoices submitted by the Contractor will show the Margin and applicable costs.

         19.2. In addition to the requirements of Sub-section 19.1 the invoices will show cumulative Actual Costs plus Margin to the end of the latest invoicing period for which Actual Costs and Margin are available.

         19.3.    The basis of payment shall,  subject to Sub-sections  19.4 and
                  19.5 below, be monthly based upon Services delivered. The Contractor shall submit the relevant invoice no later than fifteen (15) calendar days after the end of the relevant month or as otherwise mutually agreed.

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         19.4.    Notwithstanding  Sub-section 19.3 above, payments representing
                  Incentives referred to in Section 18 will be paid in arrears no later than ninety (90) calendar days after the end of the relevant Year by which time final adjustments for Actual Costs
                  will  also  be  completed.   Such  final  adjustment  will  be
                  determined as follows:

                              Aggregate Actual Cost
                                        +
                                     Margin
                                       +/-
                                    Incentive
                                        -
                                 Actual Payments

         19.5. Subject to Sub-section 19.3 above, the Contractor's invoice will be paid no later than thirty (30) calendar days following receipt of the invoice for the relevant month.

         19.6.    Payment of Taxes

                  19.6.1. All sums due to the Contractor under a Call-Off Contract are exclusive of any sales tax, and any other similar taxes which may from time to time be introduced, which shall be charged thereon in accordance with the relevant regulations in force at the time of making the taxable supply, and shall be paid by NBA.

                  19.6.2. Valid tax invoices shall be issued in respect of all payments due under a Call-Off Contract and shall conform with relevant fiscal requirements.

                  19.6.3. The Contractor shall indemnify NBA in respect of any penalties or interest charges incurred consequent upon any error or omission by the Contractor.

         19.7. In the event that Charges and other amounts are not paid in accordance with the provisions of this Section 19 either Party to a Call-Off Contract may subject to ten (10) calendar days notice given in writing to the other Party, and failing receipt of moneys due within said notice period and without prejudice to any other rights or remedies available under a Call-Off Contract, charge daily compounding interest on legitimate outstanding undisputed amounts, until payment in full is received from the other Party, at a rate equal to ******** above Prime Lending Rate per annum (or as otherwise agreed between the Parties) current from time to time, whether before or after judgment. Interest shall continue to accrue unless and until payment is made notwithstanding termination of a Call-Off Contract for any cause whatsoever.

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         19.8.    In the event that  Charges  and other  amounts are not paid in accordance with the provisions of this Section 19 either Party to a Call-Off Contract may subject to ten (10) calendar days notice given in writing to the other Party, and failing receipt of moneys due within said notice period and without prejudice to any other rights or remedies available under a Call-Off Contract, place the disputed amounts in an Escrow account until the dispute can be resolved.


20.      TAX

         20.1. The Contractor shall supply and shall ensure that any Associated Companies of the Contractor engaged in relation to the Services shall supply to NBA such information (including documentary information) in connection with its or their activities under or pursuant to the Call-Off Contract as may be required by NBA.

         20.2. The Contractor shall retain, and shall ensure that Associated Companies shall retain, all information and documents as shall enable the Contractor to comply with its obligations under Sub-section 20.1.

         20.3. The Contractor shall duly pay and shall ensure that each of its Associated Companies shall duly pay, all taxes which shall be properly and lawfully assessed or imposed on the Contractor or its Associated Companies by local, state or federal entities in connection with the carrying out of the Services and/or works under a Call-Off Contract or any sub-contract or purchase order hereunder. The Contractor acknowledges and shall if NBA shall so request ensure that its Associated Companies shall acknowledge that NBA is not and shall not become liable to any taxes referred to in this Sub-section 20.3.

         20.4.    Liabilities

                  20.4.1. The Contractor shall indemnify and keep NBA indemnified against all liabilities incurred as a consequence of breach by the Contractor or the
                           Contractors Associated Companies of any of the obligations under Sub-sections 20.1 and 20.2 and in respect of all actions, proceedings, claims, damages, charges, costs and expenses whatsoever in relation thereto.

                  20.4.2. The Contractor shall indemnify and keep NBA indemnified against all liabilities to tax acknowledged under Sub-section 20.3 to be the liability of the Contractor.

         20.5. The Contractor is deemed to have taken into account all taxes, levies or contributions having effect on the provision of the Services. If, on or after the date of award of a Call-Off Contract, there shall be any material

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                  change in the level or in the incidence,  or any new incidence or abolitions, of any local, state or federal tax, levy or contribution which are by law payable by the Contractor or any
                  Sub-contractor  or  supplier   hereunder  in  respect  of  its
                  employees  working  wholly on the Services  and/or works or in
                  respect  of  the   Contractor  or  any   Sub-contractor's   or
                  supplier's   activities  under  a  Call-Off  Contract  or  any
                  sub-contract  or  purchase  order  thereunder,   NBA  and  the
                  Contractor shall agree if any appropriate adjustments should be made to the Targets failing which a failure to agree shall be deemed to have occurred in accordance with the terms of Sub-section 39.3.4.

                  The net  amount  due to,  or from  any  Sub-contractor  of the
                  Contractor  as a  result  of  any  change,  new  incidence  or abolitions arising from the provisions of Sub-section 20.5 shall be paid to, or recovered from, the Contractor by NBA as though such increase or decrease had directly affected the Contractor.

                  For the purpose of this Sub-section only, "tax" includes any duty or charge and any penalty or interest thereon and any other costs and charges whatsoever assessed or imposed by any competent local, state or federal entity and having effect nationally and any other authority wheresoever having jurisdiction over the Contractor or its Sub-contractors or NBA by virtue of this Agreement or a Call-Off Contract.


21.      FINANCIAL AUDIT

         21.1. The Contractor commits to the principle of open book accounting with the objective of verifying, on a retrospective basis, the Direct Costs and Sub-contractor Costs against which Adjustment and Margin arrangements were calculated and applied.

         21.2. Subject to the incorporation of appropriate safeguards which shall be determined by the Contractor acting reasonably to prevent inappropriate access to and knowledge of sensitive information held by the Contractor, it is agreed to by the Parties that the intent of Sub-section 21.1 is to provide for visibility and clear understanding between the Parties of Direct Costs and Sub-contractors Costs.

         21.3. Subject to Sub-section 21.2 NBA shall have rights to conduct audits in relation to records held by the Contractor relating to the Direct Costs and Sub-contractors Costs of goods and/or services provided for the Services. In fulfillment of these rights the Contractor undertakes to ensure equivalent audit rights in favor of NBA in respect of Associated Companies of the Contractor. In addition:

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                  21.3.1.  Such audits shall be  conducted  by a designated  NBA officer or an independent auditor (whose appointment shall be at NBA's expense and shall be subject to approval by the Contractor such approval not to be unreasonably withheld). The frequency of such audits shall be at NBA's discretion provided always that NBA shall give reasonable notice of such requirements to
                           the   Contractor   and  shall   exercise   reasonable
                           endeavors to conduct such audits with the lowest levels of inconvenience and disturbance practicable being caused to the Contractor.

                  21.3.2. Subject to the retention of records as required by law, the Contractor shall for the purposes of this
                           Section 21 retain records relating to the Services for a period of twenty-four (24) months after the end of the relevant Year.

         21.4. Financial reporting in accordance with this Section 21 will be achieved:

                  21.4.1. By the submission of invoices in accordance with the Call-Off Contract

                  21.4.2.  And in  relation to the  overall  performance  of the
                           Contractor's    obligations    by    means   of   the
                           Telecommunications Review Board.

         21.5. Any adjustment to the level or appropriateness of charges or recoveries incurred or paid pursuant to the Services shall be agreed to within a period of 30 calendar days from the submission of the NBA audit report and shall be implemented in the next available Invoice or Invoices. Such agreed to adjustments shall not incur an interest charge otherwise applicable in accordance with Sub-section 19.8.

         21.6. Nothing contained in this Section 21 shall be deemed to limit the right of NBA to challenge at any time or to make enquiries concerning Charges, or to require the Contractor to demonstrate the reasonableness or otherwise of such Charges.


22.      SUB-CONTRACTORS

         22.1.    The   Contractor   shall   undertake   to  employ   only  such
                  Sub-contractors as are capable of contributing effectively to the express aims of the Call-Off Contracts.

         22.2.    The   Contractor   shall  have  the  right  to  appoint  as  a
                  Sub-contractor:

                  22.2.1. Any Contractors Associated Company without NBA's consent; and

                  22.2.2.  Any Third Party, subject to NBA's consent.

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         22.3.    NBA shall have the right to nominate  certain  Sub-contractors for the provision of the Services subject to agreement of the Contractor such agreement not to be unreasonably withheld and provided that, where the Contractor can demonstrate that the use of such Sub-contractors would materially prejudice the Contractor's ability to reduce Actual Costs, then NBA and Contractor shall agree to an appropriate adjustment to the Targets.

         22.4. The Contractor's use of Sub-contractors of any type shall not relieve the Contractor from contractual obligations.

         22.5. Sub-contractor costs will consist of direct costs to the Contractor for services obtained from a Sub-contractor plus a ******** handling fee.


23.      ASSIGNMENTS AND SUB-LETTING

         23.1. The Contractor shall not seek to assign or sub-let any of its rights, liabilities or obligations under this Agreement (if any) without NBA's prior written consent. Such consent to assign or sub-let shall not relieve the Contractor of any liability or obligation under a Call-Off Contract.

         23.2. NBA reserves the right to assign or sub-let the whole or part of its rights, liabilities and obligations under this Agreement (if any) to any Associated Company of NBA upon the same terms and conditions as those agreed between the Parties without the consent of the Contractor and to any Third Party with the consent of the Contractor, such consent not to be unreasonably withheld.


24.      EMPLOYMENT OF FORMER NBA EMPLOYEES

         24.1. The Contractor shall be free to offer any number of relevant NBA employees new contracts of employment on its own terms. NBA will, if such NBA employees shall individually agree, provide the Contractor with appropriate HR information and material for the purpose of assisting the Contractor to choose individuals to whom offers of employment might be made.

         24.2. The Contractor will use a best effort to hire at least five qualified NBA employees who will be displaced by this Agreement. This best effort will include but not be limited to, employee presentations concerning GCI opportunities and interviewing all interested NBA personnel displaced by this agreement.

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25.      EMPLOYEE RELATIONS AND TRAINING

         25.1. The Contractor shall implement and maintain recruitment and training programs for the purpose of ensuring that adequate levels of trained and motivated personnel are available for the provision of the Services.

         25.2. The Parties shall agree to the principle of Secondment of employees as defined in Annex A for purposes associated with the Services or in connection with other relevant business of NBA.

         25.3. Unless otherwise agreed between the Parties, during the term of this Agreement or a Call-Off Contract neither Party to a Call-Off Contract shall attempt to induce the other's
                  employees  to  work  for  the  other.  However,   should  such
                  employees of their own accord express a wish to work for a Party, then that Party shall not be prevented from engaging such employees either by direct employment or through a Third Party.

         25.4. Consistent with the objectives of achieving a close business relationship between NBA and the Contractor employees of either Party shall be invited to join and participate in seminars, presentations and other forums, whether internal or external to NBA or the Contractor, which are relevant to the provision of the Services.


26.      CONTRACTOR'S PERSONNEL

         26.1. If at any time and for any reason the Contractor's personnel do not perform their duties to the reasonable satisfaction of NBA, the Contractor accepts that it should provide suitable replacements as soon as practicable.

         26.2. The Contractor shall undertake not to deploy in the Services any personnel the Contractor may reasonably believe to be unacceptable to NBA.


27.      FATAL ACCIDENT, INJURY AND DAMAGE TO PROPERTY

         27.1. The Contractor shall indemnify NBA and hold NBA harmless from and against any and all liability for death, illness or injury to any Third Party or for loss of or damage to any Third Party's property and against all claims, demands, proceedings and causes of action resulting therefrom and arising out of breach of contract, breach of statutory duty or negligence on the part of the Contractor or its Sub-contractors , or agents in the provision of the Services and the performance of any of their obligations under any Call-Off Contract.

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         27.2.    NBA shall  indemnify the  Contractor  and hold the  Contractor harmless from and against any and all liability for death, illness or injury to any Third Party or for loss of or damage to any Third Party's property and against all claims, demands, proceedings and causes of action resulting therefrom and arising out of breach of contract, breach of statutory duty or negligence on the part of NBA, its Sub-contractors or agents (excluding the Contractor and any of its Sub-contractors or agents) in relation to the Services and the performance of any of its obligations under any Call-Off Contract.

         27.3. The indemnities referred to in Sub-sections 27.1 to 27.2 above shall not be subject to the limitation of liability provisions contained in Sub-section 29.2.


28.      INSURANCE

         28.1. The Contractor shall maintain full and sufficient insurance coverage in respect of its liabilities under a Call-Off Contract and to fulfill any statutory requirements of government or other appropriate bodies including but not limited to the provision of personal accident insurance for their personnel. For the avoidance of doubt, it is recognized that where personnel are provided by any Sub-contractor, the Contractor may require the Sub-contractor to provide such personal accident insurance.

         28.2. The Parties shall ensure that each others interests are noted in all general liability policies subject to policy terms and conditions and only to the extent necessary to provide coverage under the other Party's insurances for the liability assumed by that Party under a Call-Off Contract and shall supply evidence of all insurances required pursuant to this
                  Section 28 to each other upon request.

         28.3. The Contractor shall self-insure or maintain insurance in respect of the full replacement value of Contractor Equipment.

         28.4. The Parties shall obtain from their respective underwriters a waiver of all rights of subrogation against the other Party including its employees, Associated Companies, co-venturers and Sub-Contractors, and such waiver shall be endorsed upon all such policies of insurance.


29.      LIMITATION OF LIABILITY

         29.1. With respect to any claim for damages arising pursuant to any Call-Off Contract the maximum liability for any claim and/or all claims against a Party for damages shall with the exception of sums due and owing in respect to Services, be limited to an amount equal in any one Year to

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                  $300,000 or 10% of the amount  invoiced by the  Contractor  in the 12 months preceding the claim or claims, whichever is greater; subject always that any such claim shall be time barred and invalid if not notified by one Party to the other within a period of 12 months taken from the later of either the date when the cause of action arose or the date when the Party seeking damages ought reasonably to have been aware of the existence of such a claim and provided that in the first Year of a Call-Off Contract the reference in this Sub-section to amounts invoiced in the 12 months preceding the claim shall instead be limited by reference to $300,000 or 10% of the Target for that Year, whichever is greater.

         29.2. In any event and under no circumstances, including the negligent act or omission of itself or its agents, shall either Party be liable to the other whether under this Agreement, the Call-Off Contracts or otherwise in contract, tort, breach of statutory duty or otherwise in respect of any loss of revenue, business, contracts, anticipated savings, or profits or commercial opportunities or in respect of any indirect or consequential loss whatsoever.

         29.3. For the avoidance of doubt neither Party to this Agreement shall be liable under this Agreement for any default by the Parties to any Call-Off Contract , or as a result of any request to/or demand made of the Parties to a Call-Off Contract by the Parties to this Agreement.

         29.4. The provisions of this Sub-section shall continue to apply notwithstanding the termination or expiry of this Agreement or relevant Call-Off Contract for any reason whatsoever.


30.      INDEMNIFICATION

         Whenever a Party has an obligation to indemnify the other pursuant to this Framework Agreement or a Call-Off Contract the following shall apply:

         30.1. The Party claiming the right to be indemnified (the "Claiming Party") shall give notice to the other Party which may have an indemnifying obligation ("Indemnifying Party"). Such notice shall set forth a description of the claim or claims which entitle the Claiming Party to such indemnification and shall recite that such claim is made pursuant to this Agreement or Call-Off Contract and shall further identify the applicable Section raising the indemnification obligation. Notice shall be given as soon as practicable after the Claiming Party has learned of the existence of a claim for indemnification.

         30.2. Upon receipt of the notice set forth in Sub-section 30.1 above, the Indemnifying Party will pay promptly to the Claiming Party being indemnified the amount of all damages, deficiencies, liabilities, and costs,

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                  expenses,  claims which the Indemnifying  Party shall agree to be due and owing or, in the absence of agreement, as finally adjudged to be due and owing by a competent court of law having jurisdiction over this Agreement or the Call-Off
                  Contracts.   The  Indemnifying  Party  shall  be  entitled  to
                  participate in the defense of any such claim or action and, to the extent it wishes to assume the defense thereof with legal counsel of its choosing. The Claiming Party may object to the assumption of the defense of the alleged claim subject to it waiving its rights to indemnification in respect of such claim. Upon notice by the Indemnifying Party of its election to assume the defense, the Indemnifying Party will not be liable to the Claiming Party for any legal or other expenses subsequently incurred by the Claiming Party in connection with the defense thereof. The Claiming Party may not compromise or settle any claim for which it has asserted or may assert its indemnification right without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Claiming Party shall reasonably cooperate with the Indemnifying Party in conducting the defense of any claim.

         30.3. Except as otherwise agreed the amount of damages, losses, deficiencies, costs and expenses incurred or suffered to which indemnification pursuant to this Agreement or Call-Off Contract relates shall be subject to the limitations referred to in Section 29.


31.      INDEPENDENT CONTRACTOR

         In the performance of the Services pursuant to a Call-Off Contract, the Contractor shall be an independent contractor and nothing in this Agreement or any Call-Off Contract shall create or be deemed to create a partnership or, except as specifically provided in any Call-Off Contract, a relationship of principal and agent or any other relationship of a similar nature. Except as specifically provided in the Call-Off Contract, neither Party shall have the power or authority to bind the other Party in any way.


32.      INTELLECTUAL PROPERTY RIGHTS

         32.1. If in the course of providing the Services, NBA requests and the Contractor agrees to create any process, document or other material to the specification of NBA, not being an enhancement of an existing product (the "Property"), then the copyright or other intellectual property right and all legal and beneficial rights therein shall belong to NBA and the Contractor shall be permitted to use such Property only to the extent necessary for the provision of the Services.

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         32.2.    If in the course of  providing  the  Services  (other  than as specified in Sub-section 32.1) the Contractor its employees or agents create any process document or other material solely in order to provide the Services and the entire costs of development have been included in Actual Costs, then copyright or other intellectual property right and all legal and beneficial rights therein shall belong to the Contractor, subject to the right for NBA to require at any time that the
                  Contractor   shall   grant  NBA  a   non-exclusive   perpetual
                  royalty-free license for the use of the Property to the exclusion of any rights to sub-license to any Third Parties. Any material development of the type envisioned in this Sub-Clause 32.2 initiated by the Contractor in the course of and as part of providing the Services shall be subject to the
                  prior   agreement  of  NBA.  The  Parties  shall  execute  any
                  arrangement or other instrument which may be necessary to give effect to this provisions of this Sub-section 32.2.

         32.3. Save as provided for in Sub-sections 32.1 and 32.2 all copyright or intellectual rights in any process document or other material created by the Contractor its employees or agents and all legal and beneficial rights therein shall belong to the Contractor subject to the Contractor granting NBA a royalty free license to the use of such Property for the duration of the Services and solely in relation to the Services.

         32.4. In the event that NBA has developed or may develop or may have had developed on its behalf certain software or other intellectual property (the NBA Software) the copyright or other intellectual property rights shall reside with NBA and all legal and beneficial rights therein shall be owned by NBA and the Contractor shall have no right to the use of such NBA Software other than for the purpose of providing the Services.

         32.5. The Contractor shall indemnify NBA and hold NBA harmless from and against all actions, claims, demands, costs, charges and expenses arising in any jurisdiction from any infringement or alleged infringement of letters patent, design, copyright, trade marks or other intellectual property rights arising out of or in connection with the performance of a Call-Off Contract by the Contractor, its Sub-Contractors, or suppliers. NBA shall indemnify the Contractor against any claims, proceedings and expenses arising in any jurisdiction from infringement or alleged infringement of any letters patent, design, copyright, trademark or other intellectual property rights by reason of the use by the Contractor of NBA owned (or equipment provided by NBA) equipment. NBA Software or Third Party Software not provided or supplied by the Contractor for use in combination with Contractor Equipment, the Software or the Network.

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         32.6.    To the extent practicable the Contractor shall only enter into commitments with Sub-Contractors and purchase materials and equipment for use under a Call-Off Contracts from suppliers who will agree to in writing to indemnify and keep indemnified the Contractor against any claims for infringement or alleged infringement of letters patent, design, copyright, trade marks or other intellectual property rights.

         32.7. If at any time an allegation of infringement of copyright is made in respect of the Software [provided by the Contractor] in the provision of the Services, or if in the Contractor's reasonable opinion such an allegation is likely to be made, the Contractor shall at its own expense either modify or replace the Software so as to avoid the infringement, without detracting from overall performance.


33.      MINIMUM CONDITIONS OF SATISFACTION

         The Contractor agrees to provide NBA services which meet the conditions outlined in Annex C.


34.      SECURITY

         34.1.    General

                  34.1.1. NBA reserves the right to establish written policies and procedures for general application to the Contractor's personnel and of all Third Party contractors on any Site which is substantially under the control of NBA. Whenever reasonably practicable, NBA shall consult with the Contractor prior to establishing such policies and procedures. Such policies and procedures may cover matters such as health and safety, reporting of disputes, familiarization and training, offshore procedures, disciplinary standards and action, inclement weather working, arrangements for coordination industrial relations matters on any site and any other similar matters considered to be appropriate by NBA. Current and appropriate NBA policies and procedures relevant to the Call-Off Contract shall be listed, but not by way of limitation, in Schedule 4 to the Call-Off Contract.

                  34.1.2. Each Party shall comply with and shall ensure that its employees and agents comply with security regulations and policy standards, codes of practice and other regulations in force at each others' sites and shall ensure that copies of such regulations and policies are made available to each other and their respective employees and agents. Each Party in relation to premises controlled by it reserves

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                           the right where there is reasonable  cause to exclude
                           any employee or agent of the other from entering onto such premises.

                  34.1.3. The Parties shall report forthwith to each other all identified attempts (whether successful or not) by unauthorized persons (including unauthorized persons who are employees of the Contractor or NBA) either to gain access to or interfere with the Data, the
                           Facilities, the Network, or either Party's confidential information.

         34.2.    Data

                  34.2.1. The Contractor shall maintain fully adequate security safeguards which are no less rigorous than those requirements listed in the Scope of Work against the destruction or loss or unauthorized use or alteration of Data and Software whether the Data or Software is stored on the Contractor Equipment or on other storage media under the Contractor's management or control as part of the Services. Such safeguards shall include an obligation on the Contractor to ensure that access to Data and Software is only available to such personnel as may be specifically designated by NBA (Authorized Users or as provided for in Sub-section 34.4).

                  34.2.2. NBA's data (both financial and customer records) is of utmost value and any unauthorized disclosure of this information by the Contractor is a Material Breach of the agreement.

         34.3.    Disaster Recovery

                  The Contractor shall assist NBA in meeting all regulatory requirements pertaining to Disaster Recovery and in cooperation with NBA and M&I implement procedures and a schedule for testing these procedures within the Scope of Work.

         34.4.    Authorized Access to Systems

                  34.4.1. A list of Authorized Users shall be maintained by NBA and coordinated with M&I so that a total uniformly applied process of security is in place. An Access Code shall be allocated to each such Authorized User.

                  34.4.2. The Contractor shall have the right with the agreement of NBA (not to be unreasonably withheld) to withdraw any Access Code and allocate a new Access Code to NBA where the Contractor has reason to believe the Access Code has been discovered and/or used by a person without the knowledge, consent or permission, express or implied, of NBA, their employees or agents.

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                  34.4.3.  The Contractor  shall subject to the  requirements of
                           Sub-section 35.4 have the right to withdraw any Access Code from NBA if the Call-Off Contract is terminated.

                  34.4.4. Any Access Code allocated to NBA by the Contractor is confidential and personal to NBA and NBA shall exercise reasonable endeavors to keep its Access Codes safeguarded.

                  34.4.5.  NBA shall:

                           34.4.5.1. Use the Access Codes in accordance with the reasonable written instructions given by or on behalf of the Contractor to NBA from time to time; and

                           34.4.5.2. Notify the Contractor promptly orally (confirmed in writing) where there are reasonable grounds for suspecting or believing that a person has discovered or is making use of any Access Code without the knowledge, consent or permission of the Contractor, NBA, their employees or agents.


35.      ACCESS

         35.1.    Access to Premises

                  To enable the Parties expeditiously and properly to exercise their respective rights and obligations under a Call-Off Contract including, without limitation, the delivery, installation, inspection, maintenance, testing, disconnection, alteration or renewal of the Facilities or any part thereof, or for the purposes of audit, each Party shall permit or ensure permission for the other Party and any other authorized person(s) to have reasonable access to the Sites and the Facilities (including the Contractor's premises and systems) and shall provide each other with or ensure such facilities and cooperation as each Party shall reasonably request.

         35.2.    Access to Information

                  Each Party undertakes promptly to provide the other Party (free of charge) with all such information and cooperation that may reasonably be required and which the first Party is able to provide from time to time to enable the other Party to proceed uninterruptedly with the performance of its obligations under the Contract.

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36.      CONFIDENTIALITY

         36.1. All information obtained relative to NBA or Third Parties connected with the business of NBA by the Contractor or Contractor's or its Sub-contractors or agents for or in connection with this Agreement and any Call-Off Contract including negotiations and site visits and during the meetings of the Telecommunications Review Board shall be considered confidential and shall not be used by the Contractor its Sub-contractors, employees or agents other than for the purposes of the Services, or divulged by the Contractor, its Sub-contractors, employees or agents to any Third Party person, firm or corporation other than in accordance with NBA's prior written instructions or consent.

         36.2. All information obtained relative to the business of the Contractor by NBA or NBA's Sub-contractors or agents in connection with this Agreement and any Call-Off Contract including negotiations and site visits to the Contractor or during meetings of the Telecommunications Review Board shall be considered confidential and shall not be used by NBA or its Sub-contractors employees or agents other than for the purposes of the Services nor divulged by NBA or its Sub-contractors, employees or agents to any Third Party person firm or corporation other than in accordance with the prior written consent of the Contractor.

         36.3. Provided that for the purposes of this Section 36 such information shall be deemed not to be of a confidential nature to the extent that it is:

                  36.3.1. Information which was in the public domain at the time of disclosure or which comes into the public domain otherwise than through the default or negligence of the recipient; or

                  36.3.2.  Information  which was known to the recipient,  under
                           no   obligation  of   confidence,   at  the  time  of
                           disclosure by the other; or

                  36.3.3. Confidential information which the receiving Party can show had been developed by or for the receiving Party at any time independently of any information disclosed to it by the disclosing Party, or by a person who had no access to or knowledge of the confidential information;

                  36.3.4. Confidential information the disclosure of which is required by law, subject to the notification by the receiving Party of that requirement at least two days prior to its disclosure;

                  36.3.5. Information which has been lawfully obtained by the recipient from a Third Party who in making such disclosure breaches no obligation of confidence to the other;

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                  36.3.6.  Confidential  information which is disclosed with the prior written permission of the disclosing Party.

         36.4. Notwithstanding Sub-section 36.3 NBA and the Contractor and their respective Associated Companies shall be permitted to disclose confidential information to their respective employees, Sub-contractors and agents who are directly involved in Call-Off Contracts provided that each Party ensures that such employees, Sub-contractors and agents are made aware of, agree to abide by and duly comply with the obligations set out in this Section 36.

         36.5. The obligations relating to confidentiality in this Section 36 shall remain valid and subsisting for a period of three years
                  (3) from the effective date of termination withdrawal or removal notwithstanding termination of the Agreement or any Call-Off Contract or withdrawal or removal of the Contractor from the Telecommunications Review Board. In the event of termination of this Agreement or Call-Off Contract(s) or withdrawal or removal as aforesaid both Parties shall within thirty (30) Working Days individually return all confidential information and data which is the property of the other Party together with all copies of all material then in their possession relating to the Services which is confidential and in which it cannot claim any title or other proprietary rights. There is no time limitation on the Contractor's obligation to maintain confidentiality.

         36.6. The Contractor's personnel working on NBA Sites will be required to sign a Letter of Confidentiality in the form annexed as Schedule 6 to a Call Off Contract.

         36.7. Nothing in this Agreement shall imply an obligation on any Party to supply confidential information.


37.      DATA PROTECTION

         In the course of providing the Services the Contractor will be compiling, processing and storing personal data for NBA. NBA shall be responsible for notifying the Contractor of NBA's requirements arising from the provision by the Contractor of the Services. The Parties represent and warrant that they will comply with their appropriate obligations under all data protection legislation in force from time to time. Each Party shall indemnify the other against any liabilities costs or expenses arising out of or relating to that Party's failure to comply with such legislation.

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38.      SECURITY AUDIT

         38.1. Without prejudice to its other obligations under this Section 38, the Contractor shall in respect of each Call-Off Contract permit the designated NBA officer or his authorized representative (the "Auditor"), upon ten (10) Working Days written notice to have access during each Working Day to the premises of the Contractor used in the provision of the Services to examine, only with respect to the provision of the Services, the arrangements made by the Contractor on behalf of NBA with respect to the security, integrity and availability of Data and documentation relating thereto and access to the Network.

         38.2. The frequency of audits conducted in accordance with Sub-section 38.1 shall be at the discretion of NBA provided always that NBA shall endeavor to conduct such audits with the lowest levels of inconvenience and disturbance practicable being caused to the Contractor.

         38.3.    The Contractor shall ensure that the provisions of Sub-section
                  38.1 are facilitated by rights to be included in all contracts the Contractor shall enter into with its Associated Companies and shall also (subject to regulatory constraints) endeavor to achieve the same rights with Sub-Contractors, suppliers and agents who supply labor, services, equipment or materials in respect of the Services and which impact on security integrity and availability of the Data and documentation relating thereto or access to the Network. The Contractor shall inform NBA prior to concluding any sub-contract of any failure to achieve the same rights of audit referred to in this Sub-section.

         38.4. Subject to Sub-section 38.3, NBA shall have the right singly or as a party with the Contractor to conduct an audit of Sub-Contractor's and suppliers' systems and procedures with respect to security, integrity and availability of Data and documentation related thereto and access to the Network. The selection of Sub-Contractors or suppliers to be audited shall be determined by NBA. Such audits shall be carried out at Sub-Contractors' or suppliers' premises or sites. The Contractor, Sub-Contractors and other suppliers shall make every reasonable effort to cooperate with NBA in effecting the audits.

         38.5. The Contractor shall ensure that its Associated Companies shall maintain true and correct records and documentation relating thereto in connection with audit described in this
                  Section 38. In relation to Sub-Contractors, suppliers and agents the Contractor shall endeavor to ensure the same standards referred to above. Retention of all such records and documentation by the Contractor shall be for a period of not less than 24 months.

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         38.6.    Any change or amendment to the systems and  procedures  of the
                  Contractor,   Associated   Companies  of  the   Contractor  or
                  Sub-contractors arising from the security audit report shall be agreed to within thirty (30) Working Days from the submission of the said report.

         38.7. Nothing in this Section 38 shall be deemed to limit the rights of NBA to make enquiries or challenge at any time any system or procedure of the Contractor and to require the Contractor to demonstrate the reasonableness or efficiency of any system or procedure.


39.      COMMENCEMENT, DURATION AND TERMINATION OF
         CALL-OFF CONTRACTS

         39.1. The commencement, duration and termination provisions applicable to each Call-Off Contract shall be as specified in the Call-Off Contract and subject to the terms of this Agreement.

         39.2. The initial term of each Call-Off Contract shall not exceed a period of twelve months (12) in total from the applicable Commencement Date.

         39.3. A Call-Off Contract may be terminated by a Party or Parties as specified herein:

                  39.3.1.  Termination for insolvency

                           Either Party to a Call-Off Contract shall be entitled to serve written notice on the other to terminate the relevant Call-Off Contract with immediate effect in the event that a liquidator (other than for the purpose of amalgamation or reconstruction), administrative receiver, administrator or receiver is appointed in respect of the whole or a material part of the assets and/or undertaking of the other Party or the other Party enters into an arrangement or composition with its creditors, or if it becomes unable to pay its debts.

                  39.3.2.  Termination for Material Default

                           Either Party may terminate this Agreement or a Call Off Contract where the other Party shall be in Material Default of its obligations as defined in Annex A under this Agreement or a Call-Off Contract. In the event of Material Default the non-defaulting Party may terminate this Agreement or the relevant Call-Off Contract by serving not less than thirty days (30) notice on the other Party or such other period of notice as shall be agreed. If the material default is cured within the period specified in the notice the said notice shall lapse. For the avoidance of doubt,

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                           there shall be no requirement for a cure period where
                           the material default is not capable of cure.

                  39.3.3. NBA's right to terminate by giving sixty days (60) notice

                           NBA may terminate any Call-Off Contract for NBA's convenience by serving at any time upon the Contractor notice of termination not less than sixty days (60) prior to the effective date of such termination, ("termination date").

                  39.3.4. Mutual termination for failure to agree to on a Target

                           Where both Parties have failed to agree by September 30 of any Year on a Target, Incentive, or Margin for the following Year, then notice of termination will be deemed given on such date. In such case the relevant Call-Off Contract shall terminate on December 31 of the current Year.

                           Notices given pursuant to this Sub-section 39.3. are revocable until and unless the Parties have agreed to the transition plan described in Sub-section 39.4 below.

         39.4.    Transition after notice of termination

                  The Parties shall cooperate fully with one another to facilitate within the notice periods described above a smooth transition of the Services from Contractor to NBA or NBA's designated contractor. To that end the Parties shall meet in good faith as soon as practicable and in no event no later than thirty days (30) from the receipt of a notice of termination to agree to a transition plan which shall take into account interalia, the items enumerated in Sub-sections
                  39.5. Throughout the period of notice, the Target, Margin and Incentives, shall be those in force at the time the notice period commenced.

         39.5.    Compensation in the event of termination

                  Termination of a Call-Off  Contract  pursuant to  Sub-sections
                  39.3.1 through 39.3.4 shall require that compensation be paid in the following manner:

                  39.5.1.  In  the   event   of  a   termination   pursuant   to
                           Sub-sections 39.3.1 or 39.3.2 where NBA is the insolvent or defaulting Party, and 39.3.3, NBA shall pay to the Contractor (i) Stranded Costs unique to NBA as defined in Sub-section 39.7.2; (ii) Residual Value of all assets relating solely to the terminated Call-Off Contract; (iii) Margins with respect to (i) and (ii) above; and (iv) payment pur-

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                           suant to the relevant  Call-Off Contract for Services
                           rendered prior to the termination date.

                  39.5.2.  In the event of a termination pursuant to Sub-section
                           39.3.1 where the Contractor is the insolvent Party, NBA shall pay to the Contractor only payment pursuant to the relevant Call-Off Contract for Services rendered prior to the termination date.

                  39.5.3.  In the event of a termination pursuant to Sub-section
                           39.3.2 where the Contractor is the defaulting Party, NBA shall pay to the Contractor: (i) Stranded Costs unique to NBA as defined in Sub-section 39.7.2 with the exception of any early termination costs associated with Contractor-branded Services; (ii) Residual Value of all assets relating solely to the terminated Call-Off Contract as defined in Sub-section 39.7.4; (iii) Margins with respect to (i) and (ii) above; and (iv) payment pursuant to the relevant Call-Off Contract for Services rendered prior to the termination date.

                  39.5.4. Notwithstanding the obligations contained in this Sub-section 39.5, upon receipt of notice of early termination served pursuant to Section 39.3. the Contractor shall consult with NBA and give in writing an estimate of the extent of NBA's exposure for the foregoing obligations, commitments, claims and expenses under this Sub-section 39.5 to NBA.

                  39.5.5. The obligations with respect to payments of the Residual Value referred to in Sub-sections 39.5.1 and
                           39.5.2 shall be subject to the ability of the Contractor to transfer to NBA free of charge the interests stipulated in Sub-section 39.6.

                  39.5.6. The obligations with respect to payments of the Residual Value referred to in Sub-sections 39.5.2 and
                           39.5.3 shall be subject to the ability of the Contractor to transfer to NBA free of charge the interests stipulated in Sub-section 39.6

         39.6. Upon termination or expiry of any Call-Off Contract NBA shall have the right:

                  39.6.1. Subject to the terms of contracts with and the agreement of relevant Third Parties and upon where
                           appropriate   making  the  payment   referred  to  in
                           Sub-section 39.5, to require by notice the purchase, transfer, assignment or return to NBA or any Third Party of all equipment, leases, licenses, contracts or other assets used exclusively for the provision of the Services and of hard copy and/or machine readable copies of all NBA data and information held by the
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                           the Services.  NBA shall  exercise such rights within
                           thirty days (30) of the effective date of termination and the Parties shall undertake to cooperate fully to facilitate such purchase or transfer as aforesaid including where required by NBA cooperation with any Third Party.

                  39.6.2. Upon reasonable notice, to enter and take possession of hard copy and/or machine readable copies of all NBA data and information held by Contractor or to require the delivery of all such data or information by any Third Party holding such data or information on behalf of the Parties.

         39.7.    For the purposes of this Section 39:

                  39.7.1. Any right to terminate the Call-Off Contract and to be compensated in accordance with this Sub-section
                           39.7.1 may only be exercised in writing and shall be the sole right or remedy which the Parties may have except where expressly specified to the contrary.

                  39.7.2. Stranded Costs in this Section 39 means all costs, obligations, commitments and claims not otherwise recoverable (subject to Contractor's duty to mitigate) that the Contractor may have in good faith reasonably undertaken or incurred in connection with the relevant NBA Call-Off Contract including any additional costs incurred by the Contractor in giving effect to the agreed transition plan of the Services unless express provision for the same is made elsewhere under the relevant NBA Call-Off Contract. This includes costs related to early termination of commitments extending beyond the termination date, subject however to the requirement that Contractor shall have obtained, in all long term supplier or sub-contract arrangements, provisions for such early termination unless otherwise agreed in advance by NBA.

                  39.7.3. NBA will not be responsible for any costs or obligations committed to by the Contractor under this Framework Agreement and the Call-Off Contract that goes beyond the end of the current Call-Off Contract period (including but not limited to depreciation, contract cancellation penalties and personnel redeployment penalties) unless NBA has agreed to in writing, for each occurrence, at their sole discretion, to accept such long term obligations. Contractor will endeavor to provide services under this Framework Agreement and Call-Off Contracts minimizing the number and amount of long term obligations affecting NBA.

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                  39.7.4.  Residual  Value  in  this  Section  39  is  generally defined in Annex A and includes assets purchased by the Contractor in order to provide Services to NBA. In Sub-section 39.5.3, Residual Value is limited to those assets purchased by the Contractor which: (i) are located solely on NBA premises, and/or (ii) have been purchased for the sole purpose of supporting NBA's unique telecommunications needs.


40.      REMEDIES

         Any Material Breach by the Contractor to comply with the relevant Service Level Agreement shall entitle NBA to terminate this Agreement or a relevant Call-Off Contract under the provisions of Sub-section
         39.3.2. Other deviations from the relevant Service Level Agreement shall entitle NBA to invoke provisions of Sub-section 18.1.3. Failure of the Contractor to meet the conversion deadline as mutually agreed to will result in overlapping costs for Network Services which will be borne by the Contractor. The occurrence of overlapping costs will not result in any adjustment of a relevant Target.

         40.1. NBA and the Contractor shall individually and in addition to the rights set out in Sub-section 40.1, be entitled if the failure or breach on the part of the other Party shall amount to a Material Breach to recover damages from the other Party in accordance with and subject to the limitations provided for in Section 29 or at the option of the Party alleging failure or breach to serve, in addition, a notice of termination in accordance with Section 39.

         40.2. The Parties shall indemnify each other in accordance with the terms of Section 30 in the event that the Party seeking indemnification can demonstrate:

                  40.2.1. That it was induced by the other Party to act in breach of applicable law in circumstances where the existence of the alleged breach was brought to the attention of the other Party prior to the commission of the breach;

                  40.2.2. That the claim in respect of which indemnification is sought relates to the existence of an alleged partnership debt in circumstances where no partnership was intended or exists between the Parties or was confirmed by the Party seeking indemnification and where the responsibility for the debt would otherwise have vested solely in the Party against whom indemnification is sought.

         40.3. Indemnification as set out in Sub-section 40.2 shall not be subject to the limitations set out in Sub-section 29.2.

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41.      AUTHORITIES AND GUARANTEES

         41.1. The Parties hereby warrant that their respective signatories to both this Agreement and any Call-Off Contract are duly authorized individuals acting pursuant to specific authorities or delegations of authority and that copies of such authorization or delegation will be produced upon request.

         41.2. For the avoidance of doubt, the Contractor acknowledges that entry by NBA into the terms of this Agreement is subject to the provisions of Section 2 and that the Contractor's only recourse in relation to any breach by NBA of the terms of a Call-Off Contract is against the NBA Associated Company which was the Party to that Call-Off Contract and that under no circumstances will any such recourse be sought against NBA in its capacity as a Party to this Agreement.


42.      FORCE MAJEURE

         42.1. Neither Party to a Call-Off Contract shall be liable to the other for any loss or damage which may be suffered by the other due to any cause beyond either Party's reasonable control ("force majeure") including without limitation any act of God, severe Alaska weather conditions limiting travel and outside work, catastrophic failure or shortage of power supplies due to chronic unreliability of commercially supplied power, earthquake, volcanic eruptions, flood, lightning or fire, strike, lock-out, trade dispute or labor disturbance (other than within either Party's Organization or any Associated Company of that Party), the act or omission of Government, public telecommunications operators (excluding for the avoidance of doubt the Contractor or an Associated Company of the Contractor) or other competent authority, war, military operations, or riot. The Party seeking to rely on force majeure shall as a condition precedent to the availability of this defense give full particulars in writing to the other
                  Party of the facts or circumstances giving rise to force majeure within three Working Days (3) of the occurrence and thereafter in respect of successive occurrences and shall further demonstrate that it has and is taking all reasonable measures to mitigate the events complained of.

         42.2. Notwithstanding the terms of this Section 42 any failure on the part of the Contractor in any Call-Off Contract to implement disaster contingency planning and full back-up and other data safeguards in accordance with the Scope of Work against natural disaster, fire, sabotage or other similar occurrence shall not be an event of force majeure.

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         42.3.    In the event that force majeure shall continue for a period in excess of three months (3) either Party may give notice of immediate termination. Termination as aforesaid shall be deemed to be subject to and on the terms of Sub-sections
                  39.3.3 and 39.4.


43.      HEALTH AND SAFETY

         The Parties undertake to comply in full with applicable health and safety legislation, regulations and procedures in force at the Sites, such requirements to take precedence over any provisions of Call-Off Contracts or this Agreement.


44.      PUBLICITY

         It is accepted and agreed to that neither Party shall publish or permit to be published either alone or in conjunction with any other person any information, article, photograph, illustration or any other material of whatever kind relating to this Agreement or relative to the Call-Off Contracts or the business of the Parties without prior reference to and approval in writing from the other Party. Such consent shall apply to each specific application and relate only to that application.

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45.      NOTICES

         45.1. Any notice or other document which may be given by either Party under this Agreement shall be deemed to have been duly given if left at or sent by pre-paid recorded delivery post or facsimile transmission (confirmed by letter sent by pre-paid recorded delivery post) to each Party's principal or registered office as set out below as an address to which notices and other documents may be sent:

                  NBA:              National Bank of Alaska (NBA)
                                    P.O. Box 100600
                                    Anchorage, Alaska 99510-0600
                                    Tel:         907-265-2860
                                    Fax:         907-265-2887
                                    Contact:     B. John Shipe
                                                 Executive Vice President

                  Contractor:       General Communication, Inc. (GCI)
                                    2550 Denali St.
                                    Suite 1000
                                    Anchorage, Alaska 99503
                                    Tel:         907-265-5600
                                    Fax:         907-265-5574
                                    Contact:     Richard A. Whitney, Director
                                                 Business Development


         45.2. Any such communication shall be deemed to have been made to the other Party 4 days from the date of posting (if by letter) and if by facsimile transmission on the day of such transmission provided by the other Party the original of the communication is received within 4 days of the date of transmission.


46.      VARIATIONS

         No amendment variation or other change to this Agreement shall be valid unless in writing and signed by both Parties.


47.      COMPLIANCE WITH LAWS, REGULATIONS AND ETHICS

         47.1. In addition to the obligations in this Agreement and generally in performing the Services both Parties accept that their individual conduct shall at all times comply with all laws, rules and regulations of gov-

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                  ernment and other bodies having  jurisdiction over the area in which the Services are undertaken.

         47.2. The Contractor agrees to at all times to comply with and abide by the terms of NBA's Policy on Business Conduct and Code of Ethics as amended from time to time. In the event of any conflict between NBA's Policy on Business Conduct and Code of Ethics and the Contractor's own code of ethics, the matter shall be referred to the Telecommunications Review Board for resolution subject to the agreed understanding that the best practice shall prevail.


48.      PROFESSIONAL FEES

         48.1. All expenses incurred by or on behalf of the Parties, including all fees of agents, solicitors, accountants and actuaries employed by either of the Parties in connection with the negotiation, preparation and execution of this Agreement and the Call-Off Contracts shall be borne solely by the Party which incurred them.

         48.2. The expenses of the nature set forth in Sub-section 48.1 shall subject to NBA's prior written approval be reimbursed by NBA to the Contractor if incurred by the Contractor solely and directly in the implementation and or execution of a Call-Off Contract or Transfer Agreement, including those expenses related to due diligence in connection with the Transfer Agreement and such expenses shall not be deemed to be part of the Actual Costs.


49.      SEVERABILITY

         If any provision of this Agreement or any Call-Off Contract shall be found by any court or administrative body of competent jurisdiction to be invalid or unenforceable the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement or the relevant Call-Off Contract and all provisions not affected by such invalidity or unenforceability shall remain in full force and effect. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid and enforceable provision which achieves to the greatest extent possible the economic, legal and commercial objectives of the invalid or unenforceable provision.


50.      APPLICABLE LAW AND JURISDICTION

         This Agreement shall, to the extent that any aspect or matter fails to be interpreted, conformed or adjudicated upon by the parties themselves, be dealt with in accordance with the laws of the United States and the State of Alaska.

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         Any  controversy or claim arising out of or relating to this Agreement, or breach  thereof,  shall be settled by arbitration in accordance with
         the   Commercial   Arbitration   Rules  of  the  American   Arbitration
         Association, such arbitration to take place in Anchorage, Alaska and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.

                  IN WITNESS WHEREOF the Parties hereto have by duly authorized representatives set their hands the day and year first above written.

                  for and on behalf of                                 }

                  National Bank of Alaska (NBA)                        }
                  B. John Shipe
                  Executive Vice President



                  for and on behalf of                                 }

                  General Communication, Inc. (GCI)                    }
                  Richard A. Whitney
                  Director, Business Development


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
                        ANNEX A: GLOSSARY OF DEFINITIONS


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"Access Code" means a code or protocol  whereby an Authorized  User is permitted access to the Facilities;

"Actual Costs" means the Direct Costs, Sub-Contractor Costs and Network Services Costs actually incurred by the Contractor in respect of any relevant period;

"Applications Software" means the applications software details of which are set out in the Transfer Agreement or a Call-Off Contract, which may be required to be run by the Contractor to provide the Services, as may be modified, enhanced, added to or replaced during the term of the Contract pursuant to the terms hereof and such further programs as may be developed on behalf of NBA pursuant to the terms hereof;

"Associated Company" means any subsidiary of either Party hereto or their ultimate holding company or any subsidiary thereof;

"Authorized User" means a person or entity who or which is an Associated Company of NBA or is a person who otherwise at the date hereof is designated by NBA as being associated with NBA or is a person or entity who subsequent to the date hereof becomes associated with NBA and which NBA and the Contractor agree should be a person or entity authorized to use the Services in accordance with and subject to the terms of the Framework Agreement and a Call-Off Contract;

"Call-Off Contract" means an agreement in the nature of the model contract contained in Annex D entered into between NBA and the Contractor as may negotiated and mutually agreed;

"Charges" means those charges computed in accordance with the methodology contained in the Framework Agreement or the methodology for calculating the charges for the provision of the Services as may be varied from time to time upon mutual agreement;

"Commencement Date" means the date specified in the Call-Off Contract for the commencement of the Services to NBA;

"Continuing Contracts" means relevant contracts between NBA and Third Parties necessary for the provision of services comparable to the Services prior to the Transfer Date;

"Contract" means the Call-Off Contract;

"Contractor Equipment" means the capital assets including computers, telecommunications and peripheral equipment as identified in the Transfer Agreement or the Call-Off Contract as may be extended, added to or replaced during the term of a Call-Off Contract which are owned or controlled by the Contractor and used by the Contractor or NBA in the provision of the Services;

"Data" means all data processed, held or conveyed by the Contractor on behalf of NBA by means of the Facilities as part of the Services;

"Direct Costs" means costs as defined in Sub-section 16.1.1;

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"Expected   Cost   of   Operation   (CoOE)"   is  the  sum  of  all   1995   NBA
telecommunications costs plus expected 1996 cost adjustments resulting from changes in scope of work and service levels for which the Contractor is expressly responsible and can exercise cost management as determined by a Due Diligence Audit.

"Facilities" means the hardware, software and Network necessary for the provision of the Services;

"HR" means human resources;

"Incentive" means payment calculated as in Section 18;

"Information Records" means all the data, information and records contained and/or stored in the literature, documents and computer systems, including without limitation all records of transactions, bills, invoices, statements and similar documents whether in hard copy, machine readable or other form which NBA uses as at the date hereof which are described in a Call-Off Contract and such other data and information forming part of or relating to the equipment and Third Party Contracts as the proper performance by the Contractor of its obligations under the Call-Off Contract shall require;

"IS" means information services and associated and derivative products and services;

"Major Change" shall be as defined in Section 8;

"Margin" means an amount determined by a percentage increase to be applied to the Direct Costs of the Target for a given Year as may be varied in accordance with the terms of Section 17 of this Agreement;

Material Default" occurs, but is not limited to the occurrence of one or more of the following: (i) significant or chronic deficiency by the Contractor in providing Services which substantially compromises a Service Level Agreement,
(ii) the Contractor's or the Contractor's and M&I's failure to meet conversion deadlines by in excess of 120 days, (iii) either Party's unauthorized disclosure of confidential or other financial/customer data, (iv) either Party's violation of the other Party's network/data security, or (v) Major Changes made by NBA which are not in compliance with Section 8.

"Material Breach" means Material Default as defined.

"Network" means the telecommunications equipment and internal cabling, private leased circuits and associated software more particularly described in a Call-Off Contract as may be modified pursuant to the terms hereof;

"NBA Business" means any relevant and designated business activity maintained as such and then existing within NBA which has responsibility for or interest Information Services or Telecommunications;

"NBA" means NBA and all Associated Companies of NBA;

"Network Services" means certain communication services to be provided by the Contractor pursuant to a Call-Off Contract;

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"Operational Change Control Procedures" means the written documentation defining the procedures to be used in making any change to the Services;

"Partner Relations Manager (PRM)" means the NBA senior manager responsible for direct liaison with the Contractor's management;

"PSTN" means Public Service Telephone Network;

"Quarter" means a full or partial calendar quarter commencing on 1st January, 1st April, 1st July and 1st October in each Year, the first Quarter or part thereof to commence on the Commencement Date and the last Quarter ending on the termination date;

"Representative" means a member of the Telecommunications Review Board;

"Residual Value" means the non-depreciated book value or the remaining lease obligations related to Contractor Equipment;

"Risk/Reward Incentives" means payments made by NBA or the Contractor as defined in Section 18;

"Scope of Work" means the  specific  description  of the  Services as set out in
Schedule 1 to the Call-Off Contract;

"Secondment" means temporary assignment of an employee of one party to another party with the employment status of the employee remaining unaffected;

"Service Description" means the Scope of Work and the Service Levels;

"Service Level Agreement" means the quantification of acceptable NBA Service Levels based upon a defined Scope of Work which is included in a Call-Off Contract;

"Service Levels" means the target levels of service to be achieved by the Contractor in providing the Services as set out in Schedule 2 to the Call-Off Contract;

"Services" means the services to be provided by the Contractor to NBA as more particularly described in the Scope of Work;

"Shared Network Services" means those voice, data, video, messaging and other communication services which are delivered by the Contractor over the Contractor's technology platform or the technology platform of an Associated Company of the Contractor, the infrastructure of which technology platform jointly supports the provision of the Services hereunder and the provision of similar services to Third Parties;

"Software" means the software used in the provision of the Services and includes System Software and the Applications Software;

"Stranded Costs" means any cost as defined in Sub-section 39.7.2;

"Sub-Contractor" means a Third Party in a contractual relationship with the Contractor providing certain services which are material and necessary to the scope of work and for the avoidance of doubt, Sub-Contractor shall not mean a supplier of goods;

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"System Software" means the operating systems software, details of which are set out in the Transfer Agreement or the Call-Off Contract, required to be run and supplied by the Contractor to provide the Software platform used in the provision of the Services, as may be modified, enhanced, added to or replaced during the term of the Call-Off Contract pursuant to the terms thereof;

"Target" in 1996 means the CoOE less ******** or ********, whichever is greater. In 1997 and beyond, "Target" means: (i) the sum of the Actual Costs, Margin and Risk/Reward Incentives from the previous year's performance; plus (ii) the mutually agreed to dollar value of increases or decreases in scope of work and service levels; plus (iii) other mutually agreed to adjustments, such as inflation or COLA;

"Telecommunications Review Board" means the Board established pursuant to the Framework Agreement;

"Third Party Contracts" means those contracts between the Contractor or NBA and Third Parties necessary to enable the Contractor to provide the Services, including but not limited to those contracts for the supply of Software, Contractor Equipment and other services;

"Third Party" means a person other than NBA, an Authorized User or the Contractor;

"Transfer Date" means the date specified in the Transfer Agreement;

"Transfer Equipment" means the equipment and furniture listed in Schedule 1 of the Transfer Agreement located at the (Sites/locations specified therein) which are to be transferred to the Contractor;

"Working Day" means days upon which Banks are normally open for business in the jurisdiction where the Contract is executed ;

"Year" means each calendar year during the term of each Call-Off Contract, but the first year will run from the Commencement Date to 31st December of such year, and the last Year shall end at the date of the termination.



Except where the context otherwise requires, words denoting the singular include the plural and vice versa; words denoting any gender include all genders; and words denoting persons include firms and corporations and vice versa;

Unless otherwise stated, a reference to a Section, or Schedule is a reference to a section or schedule to this Agreement;

Section headings are for ease of reference only and do not affect the construction of this Agreement.

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
                               ANNEX B: SPECIMENS


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                              1996 TARGET SPECIMEN





1.        Expected Cost of Operations (CoOE)        ---------

          a.       1995 Annualized Costs            ---------

          b.       1996 Expected Cost Increases     ---------


          c.       Total (1a + 1b)                           --------


2.        Percent of CoOE or Guarantee

          a.       Guarantee                        ********

          b.       ******** of CoOE                 ---------

          c.       Greater of 2a or 2b                       ---------

3.        Target (1c-2c)                                     ---------

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                           1997 - 2001 TARGET SPECIMEN





1.        Previous Year Annual Costs                         ---------

2.        Previous Year Margin                               ---------

3.        Previous Year Risk/Reward Incentive                ---------

4.        Scope of Work Adjustments

          a.       Increases                        ---------

          b.       Decreases                        ---------

          c.       Total (4a - 4b)                           --------

5.        Service Level Adjustments

          a.       Increases                        ---------

          b.       Decreases                        ---------

          c.       Total (5a - 5b)                           ---------

6.        Other Mutually Agreed To Adjustments

          a.       Increases                        ---------

          b.       Decreases                        ---------

          c.       Total (6a - 6b)                           ---------

7.        Target (1 + 2 + 3 + 4c + 5c + 6c)                  ---------

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                                              1996 INCENTIVE SPECIMEN





1.        Target                                             ---------

2.        NBA Invoiced Amounts

          a.       Actual Costs                     ---------

          b.       Margin                           ---------

          c.       Total (2a + 2b)                           ---------

3.        Under-run/Over-run (1 - 2c)                        ---------

4.        Risk/Reward Basis*

          a.       Risk Basis (#3 less than 0)               ---------

          b.       Reward Basis (#3 greater than 0)

* Subject to Provisions of Framework Agreement, Section 18.


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                                INVOICE SPECIMEN

                                    Month of



1.        Invoice Summary                               Current             YTD

          A.       Direct Costs

          B.       Margin (Direct Costs)

          C.       Sub-contractor Costs

          D.       Margin (Sub-contractor Costs)

          E.       Network Services

                   i.        Network Management

                   ii.       Long Distance

                   iii.      Transport

2.        Current Month Detail

          A.       Direct Costs

          B.       Margin (Direct Costs)

          C.       Sub-contractor Costs

          D.       Margin (Sub-contractor Costs)

          E.       Network Services

                   i.        Network Management

                   ii.       Long Distance

                   iii.      Transport


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
                   ANNEX C: MINIMUM CONDITIONS OF SATISFACTION



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1.       GENERAL

         1.1.     Mutual Benefit

                  The relationship shall be to the benefit and complete satisfaction of all Parties, relying on and resulting in the full and enthusiastic participation of all Parties in achieving the agreed to outcome.

         1.2.     Trust and Openness

                  The relationship shall be conducted in a spirit of trust and openness so that information on any matter having a material impact on the relationships between the Parties shall to the fullest extreme possible be disclosed to each Party.

         1.3.     Ownership of Actions

                  Each aspect of the relationship shall be assigned to a nominated person or persons within each Party who shall be fully empowered and accountable for that aspect and who will make commercially reasonable efforts to ensure its successful outcome.

         1.4.     Effectiveness of Decision

                  The Parties shall seek to maximize the effectiveness of decisions by minimizing interfaces and shortening decision routes.

         1.5.     Addressing Risk

                  Risks and concerns of either Party shall be shared and addressed by both Parties with the aim of eliminating, or if that is impossible to quantify as far as possible, and adopt the most pragmatic cost effective way of meeting them.

         1.6.     Withdrawal

                  It is recognized by the Parties that circumstances may change such that a Party might wish to withdraw in which event the other Parties shall agree to fair reasonable and timely procedures to enable this.

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
2.       BASIC SERVICE ELEMENTS

         2.1.     Minimum Services To Be Provided

                  2.1.1.   Network Design and Deployment

                           2.1.1.1.   Design and implement 52+ NBA LANs;

                           2.1.1.2. Design and implement a statewide wide area network connecting all branch LANs and other data, voice and video networks;

                           2.1.1.3. Design and implement a diversely routed/resilient "backbone network"
                                      connection   between  NBA's  data  network
                                      collection point in Anchorage and the M&I's facilities;

                           2.1.1.4.   Design and develop a business  case for an
                                      inter-branch   voice  over   frame   relay
                                      solution;

                           2.1.1.5. Design, business case and implement a Bank-wide voice communications solution;

                           2.1.1.6.   Change     management    and    consulting
                                      engineering      to     support      NBA's
                                      telecommunications evolution.

                  2.1.2.   Network Operation & Customer Support

                           2.1.2.1. Wide area data, voice and video network M&C/management;

                           2.1.2.2.   LAN  management   (through   client/server
                                      NICs);

                           2.1.2.3.   7/24  customer  support  coverage  for all
                                      identified   Services   work   orders  and
                                      trouble tickets;

                           2.1.2.4. Change management enterprise network engineering and analysis which includes procurement and installation of all components;

                           2.1.2.5.   PBX and key system maintenance/management.

                           2.1.2.6. Procurement and installation of telecom equipment.

                  2.1.3.   Technical Services

                           2.1.3.1. Technical hardware maintenance and asset management;

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
                           2.1.3.2.   Move,   Add,   Change  (MAC)  support  for
                                      telephony     PBX/key    system    station
                                      equipment;

                           2.1.3.3. MAC for all PC/LAN hardware (servers, clients, hubs and PDS);

                           2.1.3.4. Switched video conference support between NBA, the IS provider and other locations (both hardware and switched video service).

                           2.1.3.5.   Client desktop operating system support.

                  2.1.4.   Common Carrier Services

                           2.1.4.1. Operate a Bank-wide voice communications service comprised of local loop, private line and other MTS services;

                           2.1.4.2.   Operate  a  statewide  wide  area  network
                                      connecting  all branch LANs  comprised  of
                                      private  leased  lines  or  private/public
                                      frame   relay    service   or   comparable
                                      technologies.

         2.2.     Service Level Agreement

                  The Contractor shall ensure that service levels for all of the services  defined in  Sub-section  2.1 shall be  delivered  at
                  NBA's current levels of  satisfaction.  Specific Service Level
                  Agreements  will be  developed  and  included in all  Call-off
                  Contracts.   Minimum   Service  Levels   consistent  with  the
                  following will be maintained:
                                                          SERVICE LEVEL GOALS:
                   ----------------------------------------------------------------------------------------
                   ICRE Release                                                        96.00%

                   ATM Availability                                                    98.00%

                   Option, Plus & VISA Availability                                    98.50%

                   Production Processing and On-Line Availability                      98.00%

                   Report Distribution                                                 98.00%

                   Network Response Time - In-town                                     Less than 2.0 seconds

                   Network Response Time - Out-of-town                                 Less than 4.0 seconds

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
         2.3.     Targets

                  The Contractor commits to deliver the services defined in Sub-section 2.1 in accordance with the following:

                  2.3.1. In 1996, NBA and the Contractor shall in respect of the Services to be provided agree to an overall Target. The Contractor shall provide the Services at a total charge to NBA which shall enable NBA to achieve its expectation of savings. The total charge to NBA, or Target, includes the Contractor's Expected Cost of Operations (CoOE) as defined in Annex A less ******** , or ********, whichever is greater.

                  2.3.2. The resulting Target will be included in the first year Call-off Contract.

                  2.3.3. In 1997 and beyond, NBA and the Contractor shall in respect of the Services to be provided agree to an overall Target. The Contractor shall provide the Services at a total charge to NBA which shall enable NBA to continue to achieve its expectations of savings. Under the terms of this Sub-section, the Target includes: (i) the sum of the Actual Costs, Margin and Risk/Reward Incentives from the previous Year's performance; (ii) the mutually agreed to dollar value of increases or decreases in Scope of Work and Service Levels; plus (iii) other mutually agreed to adjustments, such as inflation or COLA.

                  2.3.4. Subsequent year Targets will be established jointly by NBA and the Contractor and will be included in those Call-off Contracts.


3.       QUALITY

         3.1.     Continuous Improvement

                  The   Contractor   shall   commit  to   achieving   continuous
                  improvement  in  cost   effectiveness,   Service  quality  and
                  performance levels.

         3.2.     Service Quality

                  The prime measure of Service quality will be continuous satisfaction of NBA.

         3.3.     Benefit from Developments

                  The Contractor shall ensure that best practices in the industry are applied in delivering "best-in-class" services to NBA. Improved tech-

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
                  nologies,   processes  and   methodologies   will  be  quickly
                  transferred and applied to the Services as soon as it is economically beneficial to do so.

         3.4.     Standards

                  The Parties shall compare respective policies, technical standards and codes of practice with a view to agreeing to a common code that will reflect best practice relevant to the objectives of the Framework Agreement.


4.       FLEXIBILITY FOR CHANGE

         4.1.     Change

                  The Parties should be prepared to meet change in any form and to any extent and will adopt appropriate change control and review procedures to facilitate change, or in the ultimate case to enable equitable termination or withdrawal.

         4.2.     Goal Setting

                  From time to time the Parties will agree to objectives and performance targets. These agreed to objectives and targets will themselves be subject to review as business conditions and requirements change.

         4.3.     Asset Ownership

                  Arrangements should be agreed to such that ownership of assets including premises, infrastructure, equipment, software and procedures presents the minimum of constraint to the performance of the scope of activities and Services agreed.


5.       PROCUREMENT

         5.1.     Procurement Ethics

                  The   Contractor   shall   adhere  to  codes  of  conduct  and
                  procurement ethics that NBA would use if procuring direct.

         5.2.     Sub-Contracts

                  Wherever possible the Contractor will have relationships with its suppliers and Sub-contractors that are in accordance with its relationship with NBA.

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
6.       HUMAN RELATIONS AND PERSONNEL

         6.1.     HR Policy

                  The Contractor shall have human resource policies and put them into practice that demonstrate sympathy with employees' circumstances and aspirations and provide career development, training, leave and benefits to a standard commensurate with ensuring continued Service quality.

         6.2.     HR Transition

                  During the transitional period the Contractor shall work closely with NBA and strive to ensure that all employees of all Parties are treated fairly and with respect and that there is no risk to Service quality through staff dissatisfaction or loss of morale.

         6.3.     Employment of Former NBA Employees

                  Where former NBA personnel join the Contractor's Organization, then the Contractor will commit to maintaining the high standards of respect and observance of family values existing in NBA. The transition of personnel will be managed through a process of planning and consultation involving the individuals to be affected in advance as appropriate and as agreed to by NBA management. Due regard will be given to the individual's personal development plans.

         6.4.     Contractor's Personnel

                  The Contractor's personnel providing the Service will behave in a fashion generally consistent with that which would be expected of NBA employees performing equivalent duties and will give precedence to cost effectiveness and customers' requirements accordingly.

         6.5.     Secondment of Personnel

                  The Parties shall commit to Secondment of individuals as appropriate from one party to another for the purposes of personal development, or the transfer of know-how or training.

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
7.       COSTS

         7.1.     Value for Money

                  The Contractor should always be able to demonstrate that NBA is receiving good value for money on the Services through appropriate benchmarking and monitoring, whilst the Contractor maintains a reasonable rate of return.

         7.2.     Budgets

                  Operating budgets may be drawn up by NBA and the Contractor. The keynote of such budgets shall be efficiency and cost effectiveness. A review mechanism shall be instituted by the Parties to ensure timely response to agreed to changes to the Service.

         7.3.     Most Favored Nations Pricing and Tariffs

                  Network Services will be delivered based upon filed APUC/FCC tariffs or via Most Favored Nations pricing.

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
                 ANNEX D: MODEL CALL-OFF CONTRACT AND SCHEDULES


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

                                                 TABLE OF CONTENTS
SECTION                                                                                                        PAGE
     PREAMBLE...................................................................................................

1.   DEFINITIONS.................................................................................................70

2.   STATUS......................................................................................................70

3.   PROVISION OF SERVICES.......................................................................................71

4.   DURATION....................................................................................................71

5.   INVOICES AND PAYMENT........................................................................................71

6.   MANAGEMENT ORGANIZATION.....................................................................................72

7.   NO WAIVER...................................................................................................72

8.   SERVICE OF NOTICE...........................................................................................73

9.   FURTHER ASSURANCES..........................................................................................73

10.  GOVERNING LAW...............................................................................................74

11.  INVALIDITY..................................................................................................74

12.  ADDITIONAL TERMS AND CONDITIONS.............................................................................74

13.  CONDITION PRECEDENT.........................................................................................74

         SCHEDULE 1:  SCOPE OF WORK..............................................................................75

         SCHEDULE 2:  SERVICE LEVELS.............................................................................76

         SCHEDULE 3:  CHARGES AND BILLING INFORMATION............................................................77

         SCHEDULE 4:  NBA AND CONTRACTOR PREMISES................................................................78

         SCHEDULE 5:  INFORMATION RECORDS........................................................................79

         SCHEDULE 6:  CONFIDENTIALITY LETTER.....................................................................80

         SCHEDULE 7:  ADDITIONAL TERMS AND CONDITIONS............................................................81

         SCHEDULE 8:  NBA OBLIGATIONS............................................................................82

         SCHEDULE 9:  LONG TERM CONTRACTS........................................................................83

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


                             MODEL CALL-OFF CONTRACT

THIS CONTRACT is made the                   day of                   199[ ].

BETWEEN

National Bank of Alaska whose registered offices are located at 301 West Northern Lights Blvd., Anchorage, Alaska 99503 (hereafter, "NBA") and General Communication, Inc. (GCI) whose registered offices are located at 2550 Denali St., Suite 1000, Anchorage, Alaska 99503 (hereafter, "The Contractor")

WHEREAS

         A. By a Framework Agreement dated [ ] 1995 entered into between NBA and the Contractor terms were agreed to whereby the Contractor or an Associated Company of the Contractor would provide or ensure the provision of telecommunication services to be available to NBA and other NBA Associated Companies in substitution for the telecommunication services which were immediately prior to the execution of this Contract either provided from within NBA or acquired from Third Party contractors;


         B. NBA now wishes the Contractor to provide the Services and the Contractor is able to provide the Services on the terms set out below in this Contract.

IT IS THEREFORE AGREED as follows:


1.       DEFINITIONS

         1.1. A glossary of Definitions which shall apply to the terms used in this Contract appears as Annex A to the Framework Agreement and shall be deemed to be incorporated in this Contract.

         1.2. In the event of conflict between this Contract and the Framework Agreement, the order of precedence shall be this Contract and the Framework Agreement.


2.       STATUS

         2.1. This Contract may only be modified if such modification is in writing and signed by a duly authorized representative of each Party.

         2.2. The following documents shall together form part of and shall be read with this Contract and shall represent the entire understanding be-

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
                  tween the Parties in relation to the subject matter hereof and supersede all previous agreements and representations made by either Party, whether oral or written.

                  2.2.1.   The Framework Agreement

                  2.2.2.   The Transfer Agreement

                  2.2.3.   The Schedules:

                           Schedule 1          Scope of Work

                           Schedule 2          Service Levels

                           Schedule 3          Charges and Billing Information

                           Schedule 4          NBA and Contractor Premises

                           Schedule 5          Information Records

                           Schedule 6          Confidentiality Letter

                           Schedule 7          Additional Terms and Conditions

                           Schedule 8          NBA Obligations

                           Schedule 9          Long Term Contracts


3.       PROVISION OF SERVICES

         The Contractor shall perform the Services in accordance with this Contract.


4.       DURATION

         The Services shall commence at           hours on         (Commencement
         Date) and shall continue  until             unless  extended  by mutual
         agreement  or  subject to earlier termination.


5.       INVOICES AND PAYMENT

         5.1. In consideration of the provision of the Services NBA shall pay to the Contractor the Charges as provided for in Schedule 3.

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         5.2.     The invoicing address shall be:

                                    General Communication, Inc. (GCI)
                                    Accounts Payable Department
                                    2550 Denali St.
                                    Suite 900
                                    Anchorage, Alaska 99503

                                    Tel:         907-265-5600
                                    Fax:         907-265-5574
                                    Contact:     Richard A. Whitney
                                                 Director, Business Development


         5.3. The Contractor shall render invoices to NBA at the intervals and in the manner specified in Section 21 of the Framework Agreement.


6.       MANAGEMENT ORGANIZATION

         6.1. The NBA Partner Relations Manager shall be B. John Shipe, Executive Vice President, (907) 265-2860.

         6.2. The Contractor Representative shall be Richard A. Whitney, Director, Business Development, (907) 265-5301.


7.       NO WAIVER

         Failure by either Party to exercise or enforce any right conferred by the Contract shall not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement thereof or of any other right on any other occasion.

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
8.       SERVICE OF NOTICE

         8.1. Any notice or other document which may be given by either Party under the Contract shall be deemed to have been duly given if left at or sent by pre-paid recorded delivery post or facsimile transmission (confirmed by letter sent by pre-paid recorded delivery post) to each Party's principal or registered office as set out below as an address to which notices, invoices and other documents may be sent:

                  NBA:              National Bank of Alaska (NBA)
                                    P.O. Box 100600
                                    Anchorage, Alaska 99510-0600
                                    Tel:         907-265-2860
                                    Fax:         907-265-2887
                                    Contact:     B. John Shipe
                                                 Executive Vice President

                  Contractor:       General Communication, Inc. (GCI)
                                    2550 Denali St.
                                    Suite 1000
                                    Anchorage, Alaska 99503
                                    Tel:         907-265-5600
                                    Fax:         907-265-5574
                                    Contact:     Richard A. Whitney, Director
                                                 Business Development


         8.2. Any such communication shall be deemed to have been made to the other Party four days (4) from the date of posting (if by letter) and if by facsimile transmission on the day of such transmission provided the original of the communication is received by the other Party within 4 days of the date of transmission.


9.       FURTHER ASSURANCES

         The Contractor and NBA shall use all reasonable endeavors respectively to ensure that any Third Party necessary for the performance of the Services shall do, execute and perform all such further deeds, documents, assurances, acts and things as either of the Parties hereto may reasonably require by notice in writing to any other party to carry the provision of the Contract into full force and effect.

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
10.      GOVERNING LAW

         This Contract shall, to the extent that any aspect or matter fails to be interpreted, conformed or adjudicated upon by the parties themselves, be dealt with in accordance with the laws of the United States and the State of Alaska. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to take place in Anchorage, Alaska and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.


11.      INVALIDITY

         If any term or provision in the Contract shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of the Contract and the enforceability of the remainder of the Contract shall not be affected.


12.      ADDITIONAL TERMS AND CONDITIONS

         Additional terms and conditions to the Framework Agreement terms and to this Contract are set out in Schedule 7.


13.      CONDITION PRECEDENT

         It is a condition of this Contract that NBA and the Contractor execute a Transfer Agreement on the Commencement Date.

                  IN WITNESS WHEREOF the Parties hereto have by duly authorized representatives set their hands the day and year first above written.

                  for and on behalf of                                 }

                  National Bank of Alaska (NBA)                        }



                  for and on behalf of                                 }

                  General Communication, Inc. (GCI)                    }

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
                            SCHEDULE 1: SCOPE OF WORK




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
                           SCHEDULE 2: SERVICE LEVELS


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
                   SCHEDULE 3: CHARGES AND BILLING INFORMATION


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
                     SCHEDULE 4: NBA AND CONTRACTOR PREMISES


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
                         SCHEDULE 5: INFORMATION RECORDS


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
                       SCHEDULE 6: CONFIDENTIALITY LETTER


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
                   SCHEDULE 7: ADDITIONAL TERMS AND CONDITIONS


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
                           SCHEDULE 8: NBA OBLIGATIONS



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
                         SCHEDULE 9: LONG TERM CONTRACTS


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
                        ANNEX E: MODEL TRANSFER AGREEMENT


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

                                                 TABLE OF CONTENTS
SECTION                                                                                                        PAGE
1.   INTERPRETATION..............................................................................................86

2.   CONDITION PRECEDENT.........................................................................................87

3.   AGREEMENT FOR SALE AND TRANSFER.............................................................................87

4.   TRANSFER CONSIDERATION......................................................................................88

5.   COMPLETION..................................................................................................88

6.   CONTINUING CONTRACTS........................................................................................89

7.   WARRANTIES..................................................................................................90

8.   NOTICES.....................................................................................................91

9.   MISCELLANEOUS...............................................................................................91

10.  GOVERNING LAW...............................................................................................92

         SCHEDULE 1:  THE TRANSFER EQUIPMENT.....................................................................93

         SCHEDULE 2:  THE TRANSFERRED SOFTWARE...................................................................94

         SCHEDULE 3:  CONTINUING CONTRACTS.......................................................................95

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


                            MODEL TRANSFER AGREEMENT

THIS CONTRACT is made the          day of                   199[ ].

BETWEEN

National Bank of Alaska whose registered offices are located at 301 West Northern Lights Blvd., Anchorage, Alaska 99503 (hereafter, "NBA") and General Communication, Inc. (GCI) whose registered offices are located at 2550 Denali St., Suite 1000, Anchorage, Alaska 99503 (hereafter, "The Contractor")

WHEREAS

         A. NBA owns and operates its own computer and data processing facilities and telecommunications network/facilities used for the provision of Information Services (IS), including telecommunications services.

         B. NBA has agreed to transfer to the Contractor certain assets relating to such facilities and used in the provision of such facilities on the terms set out in this Transfer Agreement.

         C. The Contractor has agreed to run the telecommunication facilities in accordance with the terms of an outsourcing agreement of even date herewith made between NBA and the Contractor (the "Call-Off Contract").

IT IS THEREFORE AGREED as follows:


1.       INTERPRETATION

         1.1. Unless otherwise stated herein capitalized words and phrases used in this Transfer Agreement shall have the same meanings as are ascribed to them in a glossary of definitions appended to the Framework Agreement as Annex A.

         1.2. In the event of conflict between this Agreement and the Call-Off Contract or the Framework Agreement, the order of precedence shall be this Agreement, the Call-Off Contract and the Framework Agreement.

         1.3. This Agreement may only be modified if such modification is in writing and signed by a duly authorized representative of each Party.

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
         1.4. The following documents shall together form part of and shall be read with this Agreement and shall represent the entire understanding between the Parties in relation to the subject matter hereof and supersede all previous agreements and representations made by either Party, whether oral or written.

                  1.4.1.   The Framework Agreement

                  1.4.2.   The Call-Off Contract

                  1.4.3.   The Schedules:

                           Schedule 1          The Transfer Equipment

                           Schedule 2          The transferred Software

                           Schedule 3          The Continuing Contracts


2.       CONDITION PRECEDENT

         2.1. It is a condition of this Transfer Agreement that the Contractor and NBA execute the Call-Off Contract on the date hereof.

         2.2. If the condition precedent referred to in Sub-Clause 2.1 is not satisfied the Parties shall endeavor to cancel or reverse all (if any) transfers of Equipment, Software, leases, Continuing Contracts and other assets either contemplated or executed with the intent of restoring both Parties to their respective position and status as immediately prior to the execution of this Transfer Agreement.


3.       AGREEMENT FOR SALE AND TRANSFER

         3.1.     Subject  to  the  terms  and   conditions   of  this  Transfer
                  Agreement, NBA agrees to sell and/or transfer and the Contractor agrees to purchase or accept (as appropriate) on the date of sale or transfer the following:

                  3.1.1. The Transfer Equipment as itemized and at the prices listed in Schedule 1; and

                  3.1.2. Insofar as NBA is able to assign or novate the same pursuant to Clause 6 the full benefit and burden of the Continuing Contracts referred to in Schedule 3 and Software referred to in Schedule 2.

                  3.1.3. Subject to the provisions of this Transfer Agreement there shall be excluded from the sale hereby agreed all liabilities of whatsoever nature owing or incurred by NBA whether relating to any

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                           of  the  Transfer  Equipment,  transferred  Software,
                           Leases or Continuing Contracts or otherwise up to and
                           including   the   effective   date   or   dates   (as
                           appropriate) when individual assets are transferred or sold to the Contractor ("Transfer Date(s") and NBA shall indemnify the Contractor against any liability, claims, costs and expenses up to the Transfer Date(s) that the Contractor may incur in respect thereof.

                  3.1.4. The Contractor shall indemnify NBA in respect of any liability, claims, costs and expenses that the Contractor or NBA may incur whether relating to any of the Equipment, Software, Leases or Continuing Contracts or otherwise which arise, are arising or are incurred subsequent to the Transfer Date(s).


4.       TRANSFER CONSIDERATION

         4.1. As consideration for the agreement by NBA to transfer the assets to the Contractor as referred to in Clause 3 above, the Contractor hereby agrees to pay NBA the amounts shown in the relevant Schedules which shall be paid in full on the Transfer Date(s).

         4.2. It is hereby agreed that the sums to be paid pursuant to this Clause 4 are exclusive of and expressed without the addition of [value added tax/local sales tax], which shall be paid by the Contractor to NBA at the applicable rate in addition to the sum payable in Clause 4.1, subject to the production by NBA of a valid tax invoice giving the requisite details of the taxable supply.


5.       COMPLETION

         5.1. Completion of the sale and transfer hereunder shall take place at the offices of NBA.

         5.2.     Upon completion NBA shall deliver to the Contractor:

                  5.2.1. Possession of all the Transfer Equipment capable of passing by delivery;

                  5.2.2. Executed documentation sufficient for the purposes of transferring title to any Transfer Equipment not capable of passing into the ownership of the Contractor by delivery;

                  5.2.3.   Copies of  documentation  relating to the  Continuing
                           Contracts   including   service  records,   operating
                           manuals and relevant technical information.

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         5.3.     Upon  Completion,  the Contractor shall deliver to NBA the sum specified in Clause 4.1.

         5.4. Risk in and title to the Transfer Equipment shall be deemed to have passed to the Contractor with effect from the Transfer Date(s).

         5.5. In respect of assets where risk and title shall not be capable of passing by delivery, NBA shall grant to the Contractor a license to use such assets including Software, provided that NBA is contractually entitled to make such grant and provided also that any such grant shall be made subject to all rights, liabilities and obligations to which NBA is itself subject under any agreement relating to such asset.


6.       CONTINUING CONTRACTS

         6.1. As soon as reasonably practicable after the Commencement Date, NBA shall to the extent it is reasonably able procure at no expense to the Contractor any Third Party authorization necessary for the Contractor to enjoy the use and the benefit of Continuing Contracts between NBA and other contractors which will notwithstanding the entry into the Contract be required for the purposes of the Services. Such authorization may including the transfer, assignment or novation of the Continuing Contracts in favor of the Contractor. The Contractor shall use reasonable endeavors to assist NBA in such matters.

         6.2. NBA shall to the extent it is reasonable to do permit the Contractor to use and have the benefit of the subject of each of the Continuing Contracts in accordance with the terms of that contract in the period from the Commencement Date to the relevant Transfer Date(s). The Contractor shall observe and perform the provisions of the Continuing Contracts in all material respects and subject thereto NBA shall likewise observe and perform such provisions.

         6.3. Where it shall not prove possible, be permitted or lawful to effect a transfer, assignment or novation of a Continuing Contract to the Contractor, NBA and the Contractor shall cooperate-operate in making such reasonable alternative arrangements which shall be in accordance with the terms of such Continuing Contract as may best achieve the objectives of the Contract in accordance with the following:

                  6.3.1. NBA shall appoint the Contractor as its agent to liaise and deal with the relevant Continuing Contract and to perform all NBA's obligations thereunder, save for those express obligations the Parties agree in writing shall continue to be performed by NBA (for the purpose of this Clause "NBA Obligations"); and

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                  6.3.2.   If NBA, as part of the NBA Obligations, agrees to pay
                           all or part of the costs due to the Third Party under
                           the  relevant   Continuing   Contract,   then  unless
                           otherwise agreed, the Contractor shall receive and verify invoices thereunder and shall notify NBA in a timely fashion of sums the Contractor approves for payment by NBA and of the Third Parties to whom such payment should be made; and

                  6.3.3. In its capacity as agent, the Contractor shall be responsible for observing and obeying all the obligations to be performed by NBA thereunder excluding the NBA Obligations.

         6.4. NBA and the Contractor shall promptly settle between themselves any pre-payment or accrual relating to the Continuing Contracts on the basis that all expenses under such contracts attributable to any period prior to the Transfer Date(s) shall be borne by NBA and all expenses attributable to the period thereafter shall be borne by the Contractor.


7.       WARRANTIES

         The Contractor shall with the assistance of NBA satisfy itself with regard to the condition of the Equipment and all other assets transferred pursuant to this Transfer Agreement including fitness for purpose and the rights of the Contractor to own and operate the Equipment and other assets during the provision of the Services.

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8.       NOTICES

         8.1. Any notice or other document which may be given by either Party under this Transfer Agreement shall be deemed to have been duly given if left at or sent by pre-paid recorded delivery post or facsimile transmission (confirmed by letter sent by pre-paid recorded delivery post) to each Party's principal or registered office as set out below as an address to which notices, invoices and other documents may be sent:

                  NBA:              National Bank of Alaska (NBA)
                                    P.O. Box 100600
                                    Anchorage, Alaska 99510-0600
                                    Tel:         907-265-2860
                                    Fax:         907-265-2887
                                    Contact:     B. John Shipe
                                                 Executive Vice President

                  Contractor:       General Communication, Inc. (GCI)
                                    2550 Denali St.
                                    Suite 1000
                                    Anchorage, Alaska 99503
                                    Tel:         907-265-5600
                                    Fax:         907-265-5574
                                    Contact:     Richard A. Whitney, Director
                                                 Business Development

         8.2. Any such communication shall be deemed to have been made to the other Party four days (4) from the date of posting (if by letter) and if by facsimile transmission on the day of such transmission provided the original of the communication is received by the other Party within 4 days of the date of transmission.


9.       MISCELLANEOUS

         9.1. Failure by either Party to exercise or enforce any right conferred by this Transfer Agreement shall not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement thereof or of any other right on any other occasion.

         9.2. The Contractor and NBA shall, and shall use all reasonable endeavors respectively to procure that any necessary Third Party shall do, execute and perform all such further deeds, documents, assurances, acts and things as any of the Parties hereto may reasonably require by notice in writing to any other Party to carry the provision of this Transfer Agreement into full force and effect.

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10.      GOVERNING LAW

         This Transfer Agreement shall, to the extent that any aspect or matter fails to be interpreted, conformed or adjudicated upon by the parties themselves, be dealt with in accordance with the laws of the United States and the State of Alaska. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to take place in Anchorage, Alaska and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.

                  IN WITNESS WHEREOF the Parties hereto have by duly authorized representatives set their hands the day and year first above written.

                  for and on behalf of                                 }

                  National Bank of Alaska (NBA)                        }



                  for and on behalf of                                 }

                  General Communication, Inc. (GCI)                    }

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
                       SCHEDULE 1: THE TRANSFER EQUIPMENT



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                      SCHEDULE 2: THE TRANSFERRED SOFTWARE






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
                        SCHEDULE 3: CONTINUING CONTRACTS


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                  ANNEX F: GCI AND M&I SHARED RESPONSIBILITIES


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
         LAN AND WORKSTATION DEPLOYMENT, ASSIGNMENT OF RESPONSIBILITIES
Purchase Issues                                                                               GCI      M&I     Note
                                                                                            --------------------------
           A.   Who purchases pc workstations                                                           X
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Who purchases financial printers.                                                       X
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Who purchases laser printers.                                                           X
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Who purchases file server hardware                                                      X
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Who purchases file server software:
                                                                                            --------------------------
                                                                                            --------------------------
                1.  Novell                                                                              X
                                                                                            --------------------------
                                                                                            --------------------------
                2.  Remote monitoring software via dial-up                                              X
                                                                                            --------------------------
                                                                                            --------------------------
                3.  3270 Communications Software                                                        X
                                                                                            --------------------------
                                                                                            --------------------------
                4.  Tape Backup Software                                                                X
                                                                                            --------------------------
                                                                                            --------------------------
                5.  Server monitoring                                                          X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           F.   Who purchases UPS system and monitoring software.                                       X
                                                                                            --------------------------
                                                                                            --------------------------
           G.   Who purchases Bay Network wiring hubs.                                         X
                                                                                            --------------------------
                                                                                            --------------------------
           H.   Who purchases Helpdesk monitoring platform and software?                       X
                                                                                            --------------------------
                                                                                            --------------------------
           I.   Who purchases Branch Network infrastructure?                                   X
                                                                                            --------------------------

Installation & Configuration Issues                                                           GCI      M&I     Note
                                                                                            --------------------------
           A.   Who performs site surveys to identify:
                                                                                            --------------------------
                                                                                            --------------------------
                1.  Room for equipment in teller windows.                                               X
                                                                                            --------------------------
                                                                                            --------------------------
                2.  Placement of premises                                                      X        X#      1,4
                gear.
                                                                                            --------------------------
                                                                                            --------------------------
                3.  Placement of wiring hubs and patch                                         X
                panels.
                                                                                            --------------------------
                                                                                            --------------------------
                4.  Placement of file server.                                                  X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
                5.  Sufficient electrical outlets and power supply.                            X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
                6.  Placement of financial printers.                                           X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
                7.  Placement of laser                                                         X        X#      1,4
                printers.
                                                                                            --------------------------
                                                                                            --------------------------
                8.  Diagram of branch with equipment locations noted.                          X
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Loads Novell to file server                                                             X       3
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Creates userlist, groups, and security authorization in                                 X       3
                Novell
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Loads Tape Backup Software and tests.                                                   X       3
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Loads remote support (dial-in) software and configures.                                 X       3
                                                                                            --------------------------
                                                                                            --------------------------
           F.   Load UPS monitoring software and configures.                                            X       3
                                                                                            --------------------------
                                                                                            --------------------------
           G.   Loads Network Management Software and configures.                              X#       X       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           H.   Create Installation and Configuration standards                                X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           I.   Initiate asset management process prior to shipping                            X#       X       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           J.   Testing of pc workstations prior to shipping to branch locations                        X
                                                                                            --------------------------
                                                                                            --------------------------
           K.   Testing of hubs, routers & servers prior to shipping to branch locations       X
                                                                                            --------------------------

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
Initial Installation To Include File Server, And At Least One LAN Personal Computer           GCI      M&I     Note
                                                                                            --------------------------
           A.   Install branch LAN infrastructure                                              X
                                                                                            --------------------------
                                                                                            --------------------------
                1.  10-base-T wiring                                                           X
                                                                                            --------------------------
                                                                                            --------------------------
                2.  Provides 10 ft. 10-base-T patch cables                                     X
                                                                                            --------------------------
                                                                                            --------------------------
                3.  Installs wiring hubs.                                                      X
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Installs Business Phone lines for remote dial-in support as needed.            X
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Installs file server, tape back-up, hard drive, kbd/monitor, UPS               X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Installs personal computers and financial printers                             X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Installs laser printers                                                        X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           F.   Installs external modem for dial-up remote support                             X#       X       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           G.   Tests installed components - full online and application testing               X        X#      1,4
                                                                                            --------------------------

Final  Installation to Include Removal of Existing Gear, and Installation of all
Teller Computers, Financial Printer, Laser Printers and Other Personal Computers
in the Branch.
                                                                                              GCI      M&I     Note
                                                                                            --------------------------
           A.   Remove existing equipment from teller windows and desks.                       X        X#      1,4
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Remove existing controller equipment.                                          X
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Install Teller workstations in windows with financial printers.                X       X#       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Install Desktop workstations and laser printers.                               X       X#       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Test each workstation to ensure  end to end operability.                       X       X#       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           F.   Records serial# information for asset management                               X#      X        1,4
                                                                                            --------------------------

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
Post-Installation Support                                                                     GCI      M&I     Note
                                                                                            --------------------------
           A.   Maintains users, groups on Novell.                                             X
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Maintains Novell operating system software patches.                            X#       X
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Modifies tape backup job schedules.                                            X
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Maintains 3270 software on server/workstations.                                X
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Maintains Office Automation software (wordprocessing, spreads, database)                NBA     2
                                                                                            --------------------------
                                                                                            --------------------------
           F.   Maintains Windows software configurations and patches.                         X#       X       1,4
                                                                                            --------------------------
                                                                                            --------------------------
           G.   Maintains Novell client software configurations and patches.                   X
                                                                                            --------------------------
                                                                                            --------------------------
           H.   Maintains 3rd party software that NBA has today                                         NBA     2
                                                                                            --------------------------
                                                                                            --------------------------
           I.   Maintains M&I PCTeller software loads (disbursement of new releases)                    X
                                                                                            --------------------------
                                                                                            --------------------------
           J.   Maintains M&I Salespartner software disbursement.                                       X
                                                                                            --------------------------
                                                                                            --------------------------
           K.   Maintains Bay Networks Optivity software and reporting programs.               X
                                                                                            --------------------------
                                                                                            --------------------------
           L.   Maintains performance statistics on servers and local area networks.           X
                                                                                            --------------------------
                                                                                            --------------------------
           M.   NBA Support calls for hardware or software are placed to whom?                          NBA     2
                                                                                            --------------------------
                                                                                            --------------------------
           N.   Equipment repair should be shipped to:
                                                                                            --------------------------
                                                                                            --------------------------
                1.  AT&T Personal Computers and Financial Printers                             X
                                                                                            --------------------------
                                                                                            --------------------------
                2.  Bay Networks Hubs                                                          X
                                                                                            --------------------------
                                                                                            --------------------------
                3.  APC UPS Units                                                              X
                                                                                            --------------------------
                                                                                            --------------------------
                4.  HP Laser Printers                                                          X
                                                                                            --------------------------

Monitoring/Reporting Support                                                                  GCI      M&I     Note
                                                                                            --------------------------
           A.   Monitors Bay Networks wiring hubs and produces periodic reports                X
                                                                                            --------------------------
                                                                                            --------------------------
           B.   Monitors Routers and produces periodic reports                                 X
                                                                                            --------------------------
                                                                                            --------------------------
           C.   Monitors DSU/CSU equipment and produces periodic reports                       X
                                                                                            --------------------------
                                                                                            --------------------------
           D.   Monitors Novell file servers and produces utilization/capacity reports         X
                                                                                            --------------------------
                                                                                            --------------------------
           E.   Monitors performance of the LAN and produces periodic reports.                 X
                                                                                            --------------------------

Notes
               1. GCI and M&I will perform this task on a team basis. Possibility exists for M&I to provide GCI with information and GCI staff actually do the physical work.

               2. NBA will maintain a small Helpdesk team serving as SPoC. They will screen all user calls and interact with both GCI's NCC and M&I's customer support organization. This team will also support NBA's office automation and 3rd party software on behalf of users.

               3. These tasks will be performed by M&I and accountability handed off to GCI upon acceptance testing.

               4. Where responsibilities are shared, the "#" indicates which contractor has ultimate responsibility.

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